                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   SOTHEBY'S HOLDINGS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            SOTHEBY'S HOLDINGS, INC.
                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD AUGUST 3, 2000

To the Shareholders of
    SOTHEBY'S HOLDINGS, INC.

    The Annual Meeting of Shareholders of SOTHEBY'S HOLDINGS, INC. (the "Company") will be held on Thursday, August 3, 2000, at the office of Sotheby's, Inc., 1334 York Avenue, New York, New York, at 10 o'clock a.m., local time, for the following purposes:

        1. To approve the amendment of the Company's Amended and Restated By-Laws, as amended, to increase the maximum number of directors from fifteen (15) to sixteen (16);

        2. To elect sixteen (16) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

        3. To approve the amendment of the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, to increase from 10,900,000 shares to 14,900,000 the number of shares of the Company's Class B Common Stock, par value $.10 per share, authorized for issuance thereunder;

        4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2000; and

        5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on June 29, 2000 as the record date for determining the shareholders that are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors
                                          MICHAEL I. SOVERN, Chairman

Bloomfield Hills, Michigan
July 11, 2000

    SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE MEETING IN PERSON ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER THAT THE NECESSARY QUORUM MAY BE ASSURED. ANY PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

                            SOTHEBY'S HOLDINGS, INC.
                             500 N. WOODWARD AVENUE
                                   SUITE 100
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 3, 2000

    This Proxy Statement is furnished in connection with the solicitation of proxies (each, a "Proxy") by and on behalf of the Board of Directors of Sotheby's Holdings, Inc. (the "Company"), for use at the annual meeting of shareholders and at any adjournment or adjournments thereof (the "Meeting") to be held, for the purposes set forth in the accompanying Notice of Annual Meeting, on Thursday, August 3, 2000, at the office of Sotheby's, Inc., 1334 York Avenue, New York, New York, at 10 o'clock a.m., local time. The Company expects to mail this Proxy Statement on or about July 11, 2000.

    Valid Proxies will be voted as specified thereon at the Meeting. Any shareholder giving a Proxy in the accompanying form retains the power to revoke the Proxy, by written notice to the Company, at any time prior to its exercise. In addition, attendance at the Meeting will not constitute a revocation of a Proxy unless the shareholder affirmatively indicates at the Meeting that such shareholder intends to vote the shares in person.

                                 ANNUAL REPORT

    The Annual Report of the Company for the year ended December 31, 1999, including financial statements audited by Deloitte & Touche LLP, independent auditors, and their report thereon dated February 24, 2000, has been or is being mailed with this Proxy Statement to each of the Company's shareholders of record at the close of business on June 29, 2000. IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 1334 YORK AVENUE, NEW YORK, NEW YORK 10021.

                               VOTING SECURITIES

    The holders of record of shares of Class A Limited Voting Common Stock, par value $0.10 per share (the "Class A Common Stock"), or shares of Class B Common Stock, par value $0.10 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), of the Company at the close of business on June 29, 2000, are entitled to vote at the Meeting. On that date, there were outstanding and entitled to vote 42,313,815 shares of Class A Common Stock, entitled to one vote per share, and 16,585,650 shares of Class B Common Stock, entitled to ten votes per share. At the Meeting, the holders of Class A Common Stock, voting as a class, will elect four directors, and the holders of Class B Common Stock, voting as a class, will elect the remaining twelve directors.

    With respect to all matters that may properly come before the Meeting (other than the election of directors), holders of Common Stock will vote as a single class.

    Unless contrary instructions are indicated on the Proxy, all shares of Common Stock represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted:

        (1) FOR the amendment of the Company's Amended and Restated By-Laws, as amended (the "By-Laws"), to increase the maximum number of directors from fifteen to sixteen;

        (2) FOR the election of the nominees for directors named in the Proxy;

        (3) FOR the approval of the amendment of the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, to increase from 10,900,000 to 14,900,000 the number of shares of Class B Common Stock authorized for issuance thereunder; and

        (4) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

    Other than the election of directors, all matters that may properly come before the Meeting require the affirmative vote of a majority of the votes cast at the Meeting. Holders of Class A Common Stock elect four directors by a plurality of the votes cast by such holders at the Meeting, and holders of Class B Common Stock elect twelve directors by a plurality of the votes cast by such holders at the Meeting. The principal Class A Common Stock and Class B Common Stock shareholders have indicated informally to the Company that they intend to vote in favor of the proposal to amend the Company's By-Laws.

    Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions for a particular matter, those shares ("Non-Voting Shares") will not be included in the vote totals for that matter but will be counted for determining the presence of a quorum. Consequently, Non-Voting Shares will not affect the determination of whether a matter is approved.

    Shares voted to abstain regarding a particular matter ("Abstaining Shares") will not be counted in determining whether a matter is approved. Accordingly, Abstaining Shares will not affect the determination of whether a matter is approved.

    The Company knows of no business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote do arise, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

      APPROVAL OF AN AMENDMENT TO THE BY-LAWS OF SOTHEBY'S HOLDINGS, INC.

    Article III, Section 3.02 of the By-Laws provides that the authorized number of directors of the Company shall be not less than seven nor more than fifteen. This provision may be amended only by a vote of the shareholders. The Board of Directors sets by resolution the number of directors on the Board at any given time within such range. Currently, the Company's Board of Directors consists of fourteen members. The Board of Directors has determined that it is in the best interests of the Company to increase the maximum size of the Board to sixteen members and proposes that the shareholders vote to amend Section 3.02 of the By-Laws to read in its entirety as follows:

"SECTION 3.02. NUMBER, QUALIFICATIONS, AND TERM OF OFFICE.

    The number of directors shall be not more than sixteen (16) nor less than seven (7), but each such number may be decreased or increased by amendment of these by-laws by a vote of the shareholders of record holding the number of shares possessing a majority of the voting power entitled to vote. The board, at the time of the adoption of these restated by-laws, shall consist of eight (8) directors. Thereafter, within the limits above specified, the number of directors may be determined, between annual meetings of the shareholders, by resolution of the board of directors. Except as otherwise provided by statute, the articles of incorporation, or these by-laws, the directors, who need not be shareholders, shall be elected at the annual meeting of the shareholders and shall hold office for the period of one (1) year and until their successors shall be duly elected and qualified, or until death, resignation, or removal."

BOARD RECOMMENDATION

    After discussions among the Company and its two principal shareholder groups regarding the Board's composition, the Board of Directors believes that the maximum size of the Board should be increased to sixteen members so that the Company and its shareholders can benefit from the broad expertise of an exceptional group of Board nominees. Accordingly, subject to the approval of this amendment by shareholders, the Board of Directors has set the number of directors at sixteen. The Board recommends that the shareholders vote FOR adoption of the proposed By-Law amendment.

REQUIRED VOTE

    The affirmative vote of a majority of the votes cast at the Meeting by the holders of Class A Common Stock and the holders of Class B Common Stock, voting as a single class, is required for adoption of the proposed By-Law amendment.

                             ELECTION OF DIRECTORS

    Sixteen (16) directors are to be elected at the Meeting to serve until the next annual meeting and until their respective successors have been elected and qualified. Directors are elected by a plurality of the votes cast at the Meeting.

    The shares of Class A Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as proxies for the election of the following individuals nominated by the Board of
Directors:

                                                                     YEAR FIRST ELECTED
NAME                                                        AGE          A DIRECTOR
----                                                      --------   ------------------
George Blumenthal.......................................     56      Nominee
Steven B. Dodge.........................................     55      Nominee
Dr. Henry G. Jarecki....................................     67      Nominee
Brian S. Posner.........................................     38      Nominee

    Mr. Blumenthal has been the Chairman, and was a founder, of NTL Incorporated, a provider of business and residential telecommunications services in the United Kingdom, Republic of Ireland, France and Switzerland since its formation in April 1993. He has also been the Chairman, and was a founder, of CoreComm Limited, a local, long distance, and internet services provider in the United States, since its formation in March 1998. Mr. Blumenthal was the Chairman and a founder of Cellular Communications, Inc., which was merged into Airtouch Cellular Inc. in 1996 and also was the Chairman and a founder of Cellular Communications of Puerto Rico, which was merged into SBC Communications Inc. in 1999.

    Mr. Dodge has served as the Chairman of the Board of Directors, President and Chief Executive Officer of American Tower Corporation, an owner and operator of broadcast and communications towers throughout the United States, since its formation in July 1995. He previously was the Chairman of the Board of Directors, President and Chief Executive Officer of American Radio Systems, the former parent corporation of American Tower Corporation. Mr. Dodge also serves as a director of Weblink Wireless, Inc., TD Waterhouse Group, Inc. and Nextel Partners, Inc.

    Dr. Jarecki has been Chairman of the Board of Directors of The Falconwood Corporation, an investment banking company, since 1969 and is currently Assistant Clinical Professor of Psychiatry at the Yale University School of Medicine. He was the Chairman of MovieFone, Inc. until its sale in 1999 to America Online, Inc. Previously, Dr. Jarecki was a Director of the National Futures Association and of the Futures Industry Association. He currently serves as a director of the International Liaison Committee for Food Corps Programs, Rural Voice Inc., and the American Hepatitis Association.

    Mr. Posner is co-founder, Managing Partner and Chief Investment Officer of Hygrove Partners LLC, an investment management company formed in May 2000. From 1997 to December 1999, he was a Managing Director, co-Chief Investment Officer, Director of Research, and portfolio manager at Warburg Pincus Asset Management. From 1987 through 1996, Mr. Posner was a Vice President and portfolio manager at Fidelity Investments. He currently serves as a member of the Board of Visitors for the Weinberg College of Arts and Sciences at Northwestern University.

    The shares of Class B Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as proxies for the election of the following individuals nominated by the Board of
Directors:

                                                                     YEAR FIRST ELECTED
NAME                                                        AGE          A DIRECTOR
----                                                      --------   ------------------
Conrad Black............................................     55      1997
Viscount Blakenham......................................     62      1987
Max M. Fisher...........................................     91      1983
The Marquess of Hartington..............................     56      1994
Henry R. Kravis.........................................     56      1996
Jeffrey H. Miro.........................................     58      1998
Sharon Percy Rockefeller................................     55      1998
William F. Ruprecht.....................................     44      2000
Michael I. Sovern.......................................     68      2000
Robert S. Taubman.......................................     46      Nominee
Robin Woodhead..........................................     49      2000
Deborah Zoullas.........................................     47      2000

    Mr. Black became a director of the Company in February 1997. He is the Chairman and Chief Executive Officer of Hollinger Inc. and its subsidiary, Hollinger International Inc., a publisher of newspapers, and the Chairman of Telegraph Group Limited. Mr. Black is also Chairman and Chief Executive Officer of Southam Inc., Chairman of Argus Corporation Ltd., and serves as a director of the Canadian Imperial Bank of Commerce, and Brascan Limited. He also is a member of the advisory boards of The National Interest and The Council on Foreign Relations.

    Lord Blakenham became a director of the Company in 1984. Since 1972, he served in various executive positions with Pearson plc, a British media company that serves worldwide information, education and entertainment markets and had a substantial interest in the three Lazard investment banking firms. He was Executive Chairman of Pearson plc from 1983 until 1997 and served as the non-executive Chairman of MEPC plc, a commercial real estate investment and development company, from 1993 to 1998. He is currently Chairman of the Board of Trustees of the Royal Botanic Gardens Kew, a director of LaFarge SA, the UK-Japan 21(st) Century Group, and a member of the Toshiba Corporation International Advisory Group.

    Mr. Fisher is a private investor and has been Vice Chairman of the Company since 1986 and a director of the Company since 1983. Mr. Fisher is a director of Comerica Incorporated, a bank holding company.

    The Marquess of Hartington became a director of the Company in September 1994 and assumed the role of Deputy Chairman of the Company, effective April 15, 1996. He serves as a director of a number of private companies.

    Mr. Kravis became a director of the Company in October 1996. He co-founded Kohlberg Kravis Roberts & Co., a merchant banking firm, in 1976 and currently serves as a director of Accuride Corporation, Amphenol Corporation, Borden, Inc., The Boyds Collection Ltd., Evenflo Company Inc., The Gillette Company, IDEX Corporation, Kinder Care Learning Centers, Inc., KSL Recreation Corporation, Owens-Illinois, Inc., PRIMEDIA Inc., Regal Cinemas, Inc., Safeway, Inc., Spalding Holdings Corporation, and TI Group plc. Mr. Kravis is a member of the Council on Foreign Relations. He also serves on the boards of trustees of the Metropolitan Museum of Art, Central Park Conservancy, Mount Sinai Hospital, Claremont McKenna College, The Fund for New York City Public Education, The New York City Partnership, Columbia Graduate School of Business, and The Vail Valley Foundation. Mr. Kravis is a member of the Board of Public Television Channel 13/New York and Chairman of the New York City Investment Fund.

    Mr. Miro became a director of the Company in April 1998. Since 1981, he has served as Chairman of the law firm of Miro Weiner & Kramer, with offices in Bloomfield Hills, Michigan and New York, New York. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School. Mr. Miro serves as a director of M/I Schottenstein Homes, a national home building company.

    Mrs. Rockefeller became a director of the Company in April 1998. She is President and Chief Executive Officer of WETA TV/FM public stations in Washington, D.C., a position she has held since 1989, and has been a member of the board of directors of WETA since 1985. She has served as a director of PepsiCo, Inc. since 1986. Mrs. Rockefeller is a member of the board of directors of the Public Broadcasting Service, Washington, D.C. and was a member of the board of directors of the Corporation for Public Broadcasting from 1979 until 1992. She is also a member of the Trustee's Council of the National Gallery of Art, the Kennedy Center Community Board, the National Cathedral, Washington D.C.'s Board of Trade and Economic Club, and the George Washington University Board of Trustees. She has served as a member of the boards of Stanford University and the University of Chicago. Mrs. Rockefeller is also active in Rockefeller Family Boards and Foundations.

    Mr. Ruprecht became a director and the President and Chief Executive Officer of the Company in February 2000 and served as Executive Vice President and Managing Director of Sotheby's, Inc. from February 1994 until February 2000. From 1992 to February 1994, Mr. Ruprecht served as Director of Marketing for the Company worldwide and also oversaw a number of specialist departments. From 1986 to 1992, he served as Director of Marketing for Sotheby's, Inc.

    Mr. Sovern became a director and Chairman of the Board of the Company in February 2000 and is President Emeritus and the Chancellor Kent Professor of Law of Columbia University. Since 1960, he has been a professor of law at Columbia University and served as the President of Columbia University from 1980 until 1993. Mr. Sovern is a member of the Board of Directors of AT&T and Sequa Corp. He also has served as the President of the Shubert Foundation since 1996 and as the Chairman of the Japan Society and of the American Academy in Rome since 1993.

    Mr. Taubman has been a director and the President and Chief Executive Officer of Taubman Centers, Inc., a company engaged in the regional retail shopping center business, since 1992. In addition, he is a director of Fashionmall.com, Inc., a company which markets and sells fashion apparel and related accessories and products over the internet, and of Swerdlow Real Estate Group, Inc., a private real-estate investment trust. Mr. Taubman is also a member of the Board of Governors of the National Association of Real Estate Investment Trusts, a director of Comerica Bank, a director of the Real Estate Roundtable and a trustee of the International Council of Shopping Centers and of the Urban Land Institute.

    Mr. Woodhead became a director of the Company in February 2000. He was appointed Executive Vice President of the Company and Chief Executive of Sotheby's Europe in December 1998 and in 1999 also became Chief Executive of Sotheby's Asia. He was Co-Managing Director, Sotheby's Europe from January until December 1998. From 1992 until 1997, he was the Chief Executive of the London Commodity Exchange.

    Ms. Zoullas joined the Company as Executive Vice President in December 1998, becoming a director of the Company in February 2000. From 1996 until 1998, she was an Advisory Director of the investment banking firm Morgan Stanley & Co. Incorporated and from 1988 until 1996 she was a Managing Director of that firm.

    It is not contemplated that any of the nominees will be unable or unwilling to serve; however, if any nominee is unable or unwilling to serve, it is intended that the shares represented by the Proxy, if given and unless otherwise specified therein, will be voted for a substitute nominee or nominees designated by the Board of Directors.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 21, 2000 by its directors, nominees for director, executive officers, and

5% shareholders. In compiling the table, the Company has relied upon information supplied by its officers, directors, nominees for director, and certain shareholders and upon information contained in filings with the Securities and Exchange Commission. Each share of Class B Common Stock is freely convertible into one share of Class A Common Stock. Accordingly, under the applicable rules of the Securities and Exchange Act of 1934 (the "Exchange Act"), holders of Class B Common Stock are deemed to own an equal number of shares of Class A Common Stock. For purposes of the calculation of the percentage of each class that each Named Executive Officer (as such term is defined under the caption "Compensation of Executive Officers"), director, nominee for director, and 5% shareholder beneficially owns, the number of shares of such class deemed to be outstanding is the sum of all outstanding shares of such class plus the number of shares that such beneficial owner has, or is deemed to have, the right to acquire by the exercise of options, performance shares or conversion.

            CLASS A AND CLASS B COMMON STOCK OWNERSHIP OF DIRECTORS,
                     EXECUTIVE OFFICERS AND 5% SHAREHOLDERS

                                                     CLASS A COMMON STOCK                         CLASS B COMMON STOCK
                                          ------------------------------------------   ------------------------------------------
DIRECTORS, EXECUTIVE OFFICERS                      NUMBER OF                PERCENT             NUMBER OF                PERCENT
AND 5% SHAREHOLDERS                                  SHARES                 OF CLASS              SHARES                 OF CLASS
-----------------------------             ----------------------------      --------   ----------------------------      --------
Baron Capital Group.....................                    23,331,000        55.1%                               0           *
  767 Fifth Avenue, 49(th) Floor
  New York, New York 10153

The Honorable Conrad M. Black...........                         7,075(1)        *                                0           *
  Telegraph Group Ltd.
  1 Canada Square
  Canary Wharf
  London E14 5DT England

Viscount Blakenham......................                         7,825(2)        *                                0           *
  1 St. Leonard's Studios
  Smith Street
  London SW3 4EN England

George Blumenthal.......................                             0           *                                0           *
  NTL Incorporated
  110 East 59th Street, 26th Floor
  New York, New York 10022

Diana D. Brooks.........................                     1,276,950(3)      2.9%                       1,266,000(4)      7.1%
  c/o Sotheby's Inc.
  1334 York Avenue
  New York, New York 10021

Ambassador Walter J.P. Curley (5).......                         8,145           *                                0           *
  450 Park Avenue
  Suite 2104
  New York, New York 10022

Steven B. Dodge.........................                             0           *                                0           *
  American Tower Corporation
  116 Huntington Avenue, 11th Floor
  Boston, Massachusetts 02116

Max M. Fisher...........................                     2,445,870(6)      5.5%                       2,438,045(7)     14.7%
  3011 West Grand Boulevard
  27(th) Floor
  Detroit, Michigan 48202

                                                     CLASS A COMMON STOCK                         CLASS B COMMON STOCK
                                          ------------------------------------------   ------------------------------------------
DIRECTORS, EXECUTIVE OFFICERS                      NUMBER OF                PERCENT             NUMBER OF                PERCENT
AND 5% SHAREHOLDERS                                  SHARES                 OF CLASS              SHARES                 OF CLASS
-----------------------------             ----------------------------      --------   ----------------------------      --------
The Marquess of Hartington..............                        18,525(8)        *                                0           *
  Sotheby's
  34-35 New Bond Street
  London, W1 2AA England

Dr. Henry G. Jarecki....................                             0           *                                0           *
  The Falconwood Corporation
  565 Fifth Avenue, 3rd Floor
  New York, New York 10017

Henry R. Kravis.........................                         7,075(9)        *                                0           *
  Kohlberg Kravis Roberts & Co.
  9 West 57(th) Street
  New York, New York 10019

Jeffrey H. Miro.........................                        12,520(10)       *                                0           *
  Miro Weiner & Kramer
  500 North Woodward Avenue
  Suite 100
  Bloomfield Hills, Michigan 48304

Brian S. Posner.........................                             0           *                                0           *
  Hygrove Partners
  551 Madison Avenue, 10th Floor
  New York, New York 10022

Private Capital Management..............                     2,788,000         6.6%                               0           *
  3003 Tamiami Trail North
  Suite 360
  Naples, Florida 34103

Sharon Percy Rockefeller................                         7,120           *                                0           *
  WETA TV/26 and FM 90.9
  2775 South Quincy Street
  Arlington, Virginia 22206

William F. Ruprecht.....................                        99,800(11)       *                           99,800(12)       *
  Sotheby's, Inc.
  1334 York Avenue
  New York, New York 10021

Michael I. Sovern.......................                         6,400           *                                0           *
  Sotheby's, Inc.
  1334 York Avenue
  New York, New York 10021

A. Alfred Taubman.......................                    13,249,253(13)    23.9%                      13,241,328(14)    79.8%
  200 East Long Lake Road
  Bloomfield Hills, Michigan 48304

Robert S. Taubman.......................                     3,472,630(15)     7.6%                       3,468,630(16)    20.9%
  200 East Long Lake Road
  Bloomfield Hills, Michigan 48304

                                                     CLASS A COMMON STOCK                         CLASS B COMMON STOCK
                                          ------------------------------------------   ------------------------------------------
DIRECTORS, EXECUTIVE OFFICERS                      NUMBER OF                PERCENT             NUMBER OF                PERCENT
AND 5% SHAREHOLDERS                                  SHARES                 OF CLASS              SHARES                 OF CLASS
-----------------------------             ----------------------------      --------   ----------------------------      --------
Robin Woodhead..........................                        49,040(17)       *                           49,040(18)       *
  Sotheby's
  34-35 New Bond Street
  London, W1 2AA England

Henry Wyndham...........................                       212,000(19)       *                          212,000(20)       *
  Sotheby's
  34-35 New Bond Street
  London, W12AA England

Deborah Zoullas.........................                        20,000(21)       *                           20,000(22)       *
  Sotheby's, Inc.
  1334 York Avenue
  New York, New York 10021

Directors and Executive Officers as a
  Group.................................                    17,753,728(23)    29.6%                      17,652,313(23)    95.6%

------------------------

*   Represents less than 1%.

(1) This figure represents 4,819 shares of Class A Common Stock that Mr. Black owns, as well as 2,256 Deferred Stock Units, which automatically convert to an equal number of shares of Class A Common Stock if Mr. Black terminates service on the board.

(2) This figure represents 3,305 shares of Class A Common Stock that Viscount Blakenham owns, as well as 4,520 Deferred Stock Units, which automatically convert to an equal number of shares of Class A Common Stock if Viscount Blakenham terminates service on the board.

(3) In addition to 9,100 shares of Class A Common Stock that Mrs. Brooks owns, this figure includes 36,000 shares of Class A Common Stock that she has the right to acquire by converting shares of Class B Common Stock, 1,180,000 shares of Class A Common Stock that she has the right to acquire upon exercising options granted under the Company's 1987 Stock Option Plan, as amended (the "1987 Plan"), and the 1997 Stock Option Plan, as amended (the "1997 Plan"), for shares of Class B Common Stock and converting such shares, 50,000 shares of Class A Common Stock that she has the right to acquire upon exercising purchase rights granted under the Company's Performance Share Purchase Plan (the "Performance Plan") for shares of Class B Common Stock and converting such shares, and 1,850 shares of Class A Common Stock owned by her son.

(4) In addition to 36,000 shares of Class B Common Stock that Mrs. Brooks owns, this figure includes 1,180,000 shares of Class B Common Stock that she has the right to acquire by exercising options under the 1987 and 1997 Plans and 50,000 shares of Class B Common Stock that Mrs. Brooks has the right to acquire by exercising purchase rights granted under the Performance Plan.

(5) Mr. Curley has recently become the Chairman of the Company's International Advisory Board and will not be standing for reelection as a director at the Meeting.

(6) In addition to 3,305 shares of Class A Common Stock and 4,520 Deferred Stock Units, which automatically convert to an equal number of shares of Class A Common Stock if Mr. Fisher terminates service on the board, that Mr. Fisher owns as trustee of his grantor trust, this figure includes 2,438,045 shares of Class A Common Stock that Mr. Fisher has the right to acquire by converting shares of Class B Common Stock. Mr. Fisher disclaims beneficial ownership of all shares of Class A Common Stock other than the 3,305 shares of Class A Common Stock, the 3,955 Deferred Stock Units, which automatically convert to shares of Class A Common Stock if Mr. Fisher terminates service on the board, and the 1,830,161 shares relating to the shares of Class B Common Stock held by him as trustee of his grantor trust. See footnote 7 below.

(7) This figure includes 10,760 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher is a co-trustee and 1,830,161 shares of Class B Common Stock that Mr. Fisher holds as trustee of his grantor trust. This figure also includes 597,124 shares owned by Martinique Hotel, Inc., a corporation owned by Mr. Fisher's family. This figure excludes 12,550 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher's wife is a co-trustee. Mr. Fisher disclaims beneficial ownership of all shares other than those held by him as trustee of his grantor trust.

(8) This figure represents 14,005 shares of Class A Common Stock that The Marquess of Hartington owns, as well as 4,520 Deferred Stock Units, which automatically convert to an equal number of shares of Class A Common Stock if The Marquess of Hartington terminates service on the board.

(9) This figure represents 2,555 shares of Class A Common Stock that Mr. Kravis owns, as well as 4,520 Deferred Stock Units, which automatically convert to an equal number of shares of Class A Common Stock if Mr. Kravis terminates service on the board.

(10) This figure represents 4,520 Deferred Stock Units owned by Mr. Miro, which automatically convert to an equal number of shares of Class A Common Stock if Mr. Miro terminates service on the board, as well as 8,000 shares of Class A Common Stock owned by his wife and children.

(11) This figure includes 74,800 shares of Class A Common Stock that Mr. Ruprecht has the right to acquire upon exercising options granted under the 1987 Plan and the 1997 Plan for shares of Class B Common Stock and converting such shares and 25,000 shares of Class A Common Stock that he has the right to acquire upon exercising purchase rights granted under the Company's Performance Plan for shares of Class B Common Stock and converting such shares.

(12) This figure includes 74,800 shares of Class B Common Stock that Mr. Ruprecht has the right to acquire by exercising options under the 1987 and 1997 Plans and 25,000 shares of Class B Common Stock that he has the right to acquire by exercising purchase rights granted under the Performance Plan.

(13) In addition to 7,925 shares of Class A Common Stock that A. Alfred Taubman owns as trustee of his grantor trust, this figure includes 9,772,698 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock that A. Alfred Taubman owns as trustee of his grantor trust and also includes 3,468,630 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock owned by Taubman Investments Limited Partnership, over which shares he has sole voting and dispositive control.

(14) This figure includes 9,772,698 shares of Class B Common Stock that A. Alfred Taubman owns as trustee of his grantor trust and 3,468,630 shares of Class B Common Stock owned by Taubman Investments Limited Partnership, over which shares A. Alfred Taubman has sole voting and dispositive control. This figure excludes 792,830 shares of Class B Common Stock owned by Judith Taubman, his wife. A. Alfred Taubman disclaims beneficial ownership of all shares of Class B Common Stock owned by Judith Taubman.

(15) This figure includes 3,468,630 shares of Class A Common Stock that Taubman Investments Limited Partnership has the right to acquire by converting shares of Class B Common Stock. Robert S. Taubman does not have voting or dispositive control over such shares and disclaims any beneficial ownership of such shares beyond the pecuniary interest he has in Taubman Investments Limited Partnership. This figure also includes 3,000 shares of Class A Common Stock for which Robert S. Taubman is the custodian for the benefit of his son and 1,000 shares of Class A Common Stock which his wife owns.

(16) This figure represents 3,468,630 shares of Class B Common Stock owned by Taubman Investments Limited Partnership. Robert S. Taubman does not have voting or dispositive control over such shares and disclaims beneficial ownership of such shares beyond the pecuniary interest he has in Taubman Investments Limited Partnership.

(17) This figure represents 49,040 shares of Class A Common Stock that Mr. Woodhead has the right to acquire by exercising options granted under the 1997 Plan for shares of Class B Common Stock and converting such shares.

(18) This figure represents 49,040 shares of Class B Common Stock that Mr. Woodhead has the right to acquire by exercising options granted under the 1997 Plan.

(19) This figure represents 187,000 shares of Class B Common Stock that Mr. Wyndham has the right to acquire by exercising options granted under the 1987 and 1997 Plans for shares of Class B Common Stock and converting such shares and 25,000 shares of Class A Common Stock that he has the right to acquire upon exercising purchase rights granted under the Performance Plan for shares of Class B Common Stock and converting such shares.

(20) This figure represents 187,000 shares of Class B Common Stock that Mr. Wyndham has the right to acquire by exercising options granted under the 1987 and 1997 Plans for shares of Class B Common Stock and 25,000 shares of Class A Common Stock that he has the right to acquire upon exercising purchase rights granted under the Performance Plan for shares of Class B Common Stock.

(21) This figure represents 20,000 shares of Class A Common Stock that Ms. Zoullas has the right to acquire by exercising options granted under the 1997 Plan for shares of Class B Common Stock and converting such shares.

(22) This figure represents 20,000 shares of Class B Common Stock that Ms. Zoullas has the right to acquire by exercising options granted under the 1997 Plan.

(23) See above notes.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board. The executive officers of the Company (including certain officers of certain principal subsidiaries and divisions) are listed below as well as biographical information for each person, unless that person has been nominated for a director position, in which case such executive officer's biography is contained under the caption "Election of Directors":

NAME                            AGE                           PRESENT TITLE
----                          --------   --------------------------------------------------------
George Bailey...............     46      Managing Director, Sotheby's Europe

Craig E. Moffett............     37      President, sothebys.com

Donaldson C. Pillsbury......     59      Senior Vice President, General Counsel and Secretary

William F. Ruprecht.........     44      President and Chief Executive Officer

William S. Sheridan.........     46      Senior Vice President and Chief Financial Officer

Stuart N. Siegel............     45      President and Chief Executive Officer, Sotheby's
                                         International Realty

Robin Woodhead..............     49      Executive Vice President and Chief Executive, Sotheby's
                                         Europe and Asia

Henry Wyndham...............     46      Chairman, Sotheby's Europe

Deborah Zoullas.............     47      Executive Vice President

Mitchell Zuckerman..........     54      President, Sotheby's Financial Services, Inc. and
                                         Sotheby's Ventures, LLC

    Mr. Bailey has been Managing Director of Sotheby's Europe since 1994. From 1992 through 1993, he served as director of business development, Sotheby's Europe.

    Mr. Moffett became the President of sothebys.com in December 1999. From 1996 to December 1999, he was a Partner, Vice President, and Worldwide Leader of the Telecommunications Practice at The Boston Consulting Group, Inc., a management consulting firm. Between 1993 and 1996, Mr. Moffett served as a Manager with The Boston Consulting Group, Inc.

    Mr. Pillsbury joined the Company as Senior Vice President and General Counsel in January 1998. From 1993 until January 1998, he was Senior Counsel to the law firm Davis Polk & Wardwell; from 1973 until 1993 he was a partner of that firm. He also is the Chairman of the Board of The Chamber Music Society of Lincoln Center and a Director of Lincoln Center for the Performing Arts, Inc.

    Mr. Sheridan was appointed Senior Vice President and Chief Financial Officer of the Company in November 1996. From 1987 until November 1996, Mr. Sheridan was a partner at the accounting and consulting firm of Deloitte & Touche LLP. Mr. Sheridan serves as a director of Standard Commercial Corporation.

    Mr. Siegel, President and Chief Executive Officer of Sotheby's International Realty, was appointed President and Managing Director in 1991 and has been with Sotheby's International Realty since 1981.

    Mr. Wyndham was appointed Chairman of Sotheby's Europe in November 1997, and was Chairman of Sotheby's (U.K.) from February 1994 until October 1997. From 1988 until 1994, he was a partner of the St. James Art Group, an art dealing business.

    Mr. Zuckerman has been President of Sotheby's Financial Services, Inc. since 1988 and Sotheby's Ventures, LLC since 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon the Company's review of the filings made by the Company's directors and officers under Section 16 of the Exchange Act, all transactions in and beneficial ownership of the Company's equity securities were reported in a timely manner.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company met five times during 1999. The Board of Directors has an Executive Committee and a Nominating Committee, neither of which met during 1999. In addition, The Board of Directors has an Audit Committee which met four times during 1999, and a Compensation Committee, which met three times during 1999. A Section 162(m) Sub-Committee of the Compensation Committee (the "Section 162(m) Sub-Committee") also exists. During 1999, the Executive Committee consisted of Mr. A. Alfred Taubman, Mr. Fisher, and Mrs. Brooks, the Nominating Committee consisted of Mr. A. Alfred Taubman, Mrs. Brooks and Mr. Black, the Audit Committee consisted of Mr. Black, Viscount Blakenham, Mr. Curley, and Mrs. Rockefeller, the Compensation Committee consisted of Mr. Fisher, Mr. Kravis, and Mr. Miro, and the Section 162(m) Sub-Committee consisted of Mr. Fisher and Mr. Kravis. Except for Mr. Kravis, each of the directors attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during the applicable time period.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth all compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "Named Executive Officers" and, individually, a "Named Executive Officer") of the Company during each of the last three years.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                               ANNUAL COMPENSATION           ------------
                                        ----------------------------------      SHARES
                                                              OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR      SALARY    BONUS(3)   COMPENSATION    OPTIONS(6)    COMPENSATION(7)
---------------------------  --------   --------   --------   ------------   ------------   ---------------
Diana D. Brooks(1)........     1999     $600,000   $      0     $ 12,888(5)           0         $174,285
  President and Chief          1998     $600,550   $670,000(4)   $ 12,960(5)    850,000         $ 96,726
  Executive Officer            1997     $550,000   $588,400(4)   $ 12,000(5)    450,000         $ 88,457

William F. Ruprecht(1)....     1999     $369,583   $350,000     $ 10,812(5)     245,000         $ 83,518
  Managing Director,           1998     $330,000   $222,000     $      0         50,000         $ 39,178
  Sotheby's North and          1997     $315,000   $152,852     $      0        112,000         $ 39,525
  South America

Robin Woodhead(2).........     1999     $405,000   $280,000     $  6,767(5)     100,000         $132,680
  Executive Vice President     1998     $409,368   $150,000     $  6,374(5)     150,000         $ 89,176
  and Chief Executive,
  Sotheby's Europe and Asia

Henry Wyndham.............     1999     $356,400   $175,000     $119,582(5)      75,000         $ 43,210
  Chairman, Sotheby's          1998     $356,400   $ 75,000     $ 93,798(5)      70,000         $ 11,883
  Europe                       1997     $281,877   $165,258     $ 95,990(5)     115,000         $ 13,526

Deborah Zoullas(2)........     1999     $407,291   $220,000     $      0         70,000         $ 27,416
  Executive Vice President     1998     $  9,671   $      0     $      0        100,000         $      0

------------------------

(1) Mrs. Brooks resigned as President and Chief Executive Officer of the Company in February 2000, and Mr. Ruprecht assumed those positions at that time.

(2) Mr. Woodhead joined the Company in January 1998, and Ms. Zoullas joined the Company in December 1998.

(3) Bonus amounts in each year include cash paid in the following year in respect of the previous year's performance.

(4) The 1998 and 1997 bonus amounts include a deferred bonus of $20,000, and $13,400, respectively, paid for services rendered in connection with the acquisition of Pierre Matisse Gallery Corporation and the management of Acquavella Modern Art.

(5) Car allowance for Mrs. Brooks, Mr. Woodhead and Mr. Ruprecht; housing, car, and other expenses allowance for Mr. Wyndham.

(6) The number of shares underlying options refers to option grants under the 1987 Plan, the 1997 Plan, and the Performance Plan, certain of which are granted in the following year in respect of the previous year's performance.

(7) The amounts disclosed in this column for 1999 include:

    (a) Company contributions of the following amounts under the Company's Retirement Savings Plan, a qualified defined contribution plan: $8,700 on behalf of Mrs. Brooks; $12,100 on behalf of Mr. Ruprecht; and $7,488 on behalf of Ms. Zoullas.

    (b) Company accruals of the following amounts under the Company's Benefit Equalization Plan, a non-qualified plan: $92,862 on behalf of Mrs. Brooks; $35,242 on behalf of Mr. Ruprecht; and $19,783 on behalf of Ms. Zoullas.

    (c) Company contributions of $11,645 to the Company's U.K. Pension Plan and $118,260 to a supplemental pension plan on behalf of Mr. Woodhead.

    (d) Company contributions of $5,822 to the Company's U.K. Pension Plan on behalf of Mr. Wyndham.

    (e) Company payments of life insurance premiums: $1,724 on behalf of Mrs. Brooks; $676 on behalf of Mr. Ruprecht; $2,775 on behalf of Mr. Woodhead; $4,041 on behalf of Mr. Wyndham; and $145 on behalf of Ms. Zoullas.

    (f) Payments of Performance Plan dividends with respect to vested options thereunder: $71,000 to Mrs. Brooks; $35,500 to Mr. Ruprecht; and $33,347 to Mr. Wyndham.

U.K. PENSION PLAN

    Sotheby's (U.K.) maintains a funded defined benefit pension plan for its employees who are U.K. residents. Robin Woodhead and Mr. Wyndham are the only Named Executive Officers who participate in the plan. Mr. Woodhead has two credited years of service with the Company, and Mr. Wyndham has seven credited years of service with the Company.

    Standard pension benefits under the plan for employees contributing 4% of salary are 1/60th of the employee's final pensionable salary for every year of service up to a maximum of 40 years. For participants contributing 2% of salary, the benefits accrue at half the rate indicated above. Benefits are paid monthly commencing at retirement, which is at age 60, although the Company may elect to continue employment of the individual after that date, and if the Company agrees, the employee may elect to make further contributions until the age of
65. Through March 31, 2001, the contribution rates have been decreased by 50% to take advantage of a surplus in the scheme fund. The compensation covered by the plan is the employee's pensionable earnings (subject to the limitation described below), which includes "Salary", but excludes "Bonus" and "Other Annual Compensation" disclosed in the Summary Compensation Table.

    The plan also provides for a death benefit in the amount of four times the employee's base salary at the time of death plus the refund of the employee's contributions to the plan and provides for a pension of 33 1/3% of the employee's base salary at the date of death to be paid to the employee's spouse, or proportionately less if the employee has elected to contribute at the reduced rate.

    The table below sets forth the estimated annual benefits (in pounds sterling) payable upon retirement under the plan assuming the employee contributes at 4% of base salary. Current Inland Revenue regulations limit the pensionable salary with respect to which pension benefits may be based to a maximum of L90,600.

                                 PENSION TABLE

                                          YEARS OF SERVICE
    REMUNERATION        ----------------------------------------------------
         (L)               15         20         25         30         35
---------------------   --------   --------   --------   --------   --------
       40,000            10,000     13,333     16,667     20,000     23,333
       60,000            15,000     20,000     25,000     30,000     35,000
       80,000            20,000     26,666     33,333     40,000     46,666

BONUSES

    The Company's officers are eligible to receive incentive bonuses. Bonuses are recommended by management and approved by the Compensation Committee. Actual awards are a function of the Company's after-tax worldwide profit and each individual's performance. Every supervisor conducts an employee review. As part of the review, the supervisor and the employee determine future objectives against which the employee's performance will be measured. In addition, the program allows the Compensation Committee the discretion to address exceptional performance and unusual circumstances.

BENEFIT EQUALIZATION PLAN

    UNITED STATES. The total annual contributions by the employee and employer to the Company's Retirement Savings Plan, which is the Company's U.S. qualified defined contribution plan, are subject to certain limitations imposed by the Internal Revenue Code. Officers of the rank of senior vice president and above of the Company and its U.S. subsidiaries who are affected by such limitations may enter into agreements pursuant to which their salaries will be reduced, and the Company will maintain accounts on their behalf, in the amount of the difference between (i) the aggregate amount of contributions that would have been made to the Retirement Savings Plan in the absence of the limitations, and
(ii) the aggregate amount of contributions actually made to the Retirement Savings Plan. Benefits under these unfunded agreements are paid to a participant one year following the participant's termination of employment with the Company. Amounts contributed by the Company on behalf of the Named Executive Officers of the Company pursuant to benefit equalization agreements in 1999 have been included in the Summary Compensation Table and are accrued for in the Company's balance sheet.

    UNITED KINGDOM. The total benefits which may be provided from the Company's U.K. qualified defined benefit Pension Plan are subject to certain limitations under applicable law for each participant. For Mr. Woodhead, an agreement has been entered into whereby the maximum allowable benefit under the Plan will be supplemented so as to provide a total pension of 2.667% of his salary for each year of service, this pension being payable from age 60. Under the Company's agreement with Mr. Woodhead, the intention is that one-third of this benefit will be funded by Mr. Woodhead and two-thirds will be funded by the Company. Retirement benefits before or after age 60, and other options that apply, will be as far as possible identical to the normal terms of the U.K. qualified pension plan.

    The Company maintains a provision on its balance sheet in an amount sufficient to account for the difference between the aggregate value of the benefits that would have accrued in respect of Mr. Woodhead under the U.K. qualified plan in the absence of the limitations mentioned above and the aggregate value of the benefits actually available in respect of Mr. Woodhead within the U.K. qualified plan.

                                 STOCK OPTIONS

    The following tables set forth information regarding option grants under the Company's 1997 Plan and the Company's Performance Plan to the Named Executive Officers in 1999:

                             OPTION GRANTS IN 1999

                                             INDIVIDUAL GRANTS                                          POTENTIAL REALIZABLE
                          -------------------------------------------------------                         VALUE AT ASSUMED
                          NUMBER OF     PERCENT OF                                                     ANNUAL RATES OF STOCK
                            SHARES     TOTAL OPTIONS                  FAIR MARKET                      PRICE APPRECIATION FOR
                          UNDERLYING    GRANTED TO       EXERCISE      VALUE OF                            OPTION TERM(4)
                           OPTIONS     EMPLOYEES IN       PRICE       UNDERLYING    EXPIRATION   ----------------------------------
                          GRANTED(1)      1999(2)      PER SHARE(3)     SHARES         DATE         0%          5%          10%
                          ----------   -------------   ------------   -----------   ----------   --------   ----------   ----------
Diana D. Brooks.........         0             0%        $      0      $      0            0        $0      $        0   $        0

William F. Ruprecht.....    45,000           .71%        $37.9375      $37.9375      4/26/09        $0      $  941,221   $2,318,271
                           200,000          3.15%        $ 18.875      $ 18.875      2/24/10        $0      $2,081,264   $5,126,253

Robin Woodhead..........   100,000          1.58%        $ 18.875      $ 18.875      2/24/10        $0      $1,040,632   $2,563,126

Henry Wyndham...........    30,000           .47%        $37.9375      $37.9375      4/26/09        $0      $  627,480   $1,545,514
                            45,000           .71%        $ 18.875      $ 18.875      2/24/10        $0      $  468,284   $1,153,407

Deborah Zoullas.........    70,000          1.10%        $ 18.875      $ 18.875      2/24/10        $0      $  728,442   $1,794,188

------------------------------

(1) In addition to special grants from time to time, the Company normally grants options to officers and employees once a year in connection with year-end performance reviews. Under this policy, options were granted to certain officers and employees in conjunction with 1999 year-end performance reviews at the February 2000 meeting of the Compensation Committee of the Board of Directors. All grants made in 1999 were made under the 1997 Plan, and the options will vest and become exercisable to the extent of one-fifth of the number of shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the date of the grant, except that 24,000 of the 45,000 options granted to William F. Ruprecht have vested or will vest, as the case may be, and become exercisable to the extent of two-fifths of the number of shares subject to the option six months from the date of grant and then to the extent of an additional one-fifth of the number of shares subject to the option on each of the second, third, and fourth anniversaries of the date of the grant. All options will vest immediately upon a "change in control" (as defined in the 1997 Plan). Generally, the exercise of awards made to executive officers of the Company under the 1997 Plan and the continued eligibility for such awards under this plan, are subject to each executive officer's agreement to provide six (6) months' notice of any voluntary termination of employment, and not to compete with the Company in the auction business for a period of six (6) months following the date of termination.

(2) This figure is calculated by dividing the total number of options granted under a plan to the individual by the total number of options granted under that plan to all employees.

(3) The exercise price of each option under the 1997 Plan is the fair market value of the underlying shares as of the date of grant. Only options to purchase Class B Common Stock may be granted under the 1997 Plan. Because Class B Common Stock is convertible into Class A Common Stock and there is no public market for the Class B Common Stock, for purposes of the 1997 Plan, the fair market value of the stock underlying an option is the New York Stock Exchange ("NYSE") closing price per share of the Class A Common Stock on the last business day before the option grant.

(4) The actual value, if any, that may be realized by each individual will depend on the closing price of the Class A Common Stock on the NYSE on the day preceding the exercise date. The option term is ten (10) years for options granted under the 1997 Plan to the Named Executive Officers, as indicated in the "Expiration Date" column. The appreciation rates used in the table are provided to comply with Item 402(c) of Regulation S-K and do not necessarily reflect the views of management as to the potential realizable value of options.

         AGGREGATE OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED             IN-THE MONEY OPTIONS
                              SHARES                   OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR-END
                            ACQUIRED ON    VALUE     ------------------------------     ----------------------------
NAME                         EXERCISE     REALIZED   EXERCISABLE     UN-EXERCISABLE     EXERCISABLE   UN-EXERCISABLE
----                        -----------   --------   -----------     --------------     -----------   --------------
Diana D. Brooks...........      0(1)         $0       1,010,000          920,000        $14,504,375     $9,185,000
                                0(2)         $0          50,000(3)       100,000(3)     $ 1,315,500     $2,533,500

William F. Ruprecht.......      0(1)         $0          67,100          122,900        $   651,938     $  868,688
                                0(2)         $0          25,000(3)        32,000(3)     $   657,750     $  807,720

Robin Woodhead............      0(1)         $0          29,520          120,480        $   250,260     $1,024,740

Henry Wyndham.............      0(1)         $0         169,000          126,000        $ 2,149,500     $1,121,750
                                0(2)         $0          25,000(3)        35,000(3)     $   657,750     $  884,850

Deborah Zoullas...........      0(1)         $0          20,000           80,000        $   115,000     $  460,000

------------------------

(1) Information in this row concerns option grants under the 1987 Plan and the 1997 Plan only.

(2) Information in this row concerns option grants under the Performance Plan only.

(3) These options were granted under the Performance Plan and will be exercisable upon the fulfillment of certain performance criteria based on the Company's earnings per share and return on equity as well as fulfillment of time vesting requirements established by the Compensation Committee. The options, which have a three-year performance period, time vest, regardless of achieving performance criteria, in one-third increments on each of the third, fourth, and fifth anniversaries of the date of grant. If the performance goal has been achieved at the time these options begin time vesting, the options will become exercisable when the time vesting requirement is met. If the performance goal is not achieved by the end of the performance period, the options will not become exercisable upon time vesting. Rather, the designated performance goal will automatically be adjusted by a predetermined amount and the performance period will be extended one year. Upon achievement of the adjusted performance goal, the options will be exercisable to the extent that they have time vested. If the adjusted performance is not achieved by the end of the fifth year after the date of grant, the options will expire. During the term of each Performance Plan option, the option accrues dividend equivalents which are payable to the option holder when the option becomes exercisable. The exercise price of each option under the Performance Plan is 25% of the fair market value of the underlying shares, determined as of the date of grant. Only options to purchase Class B Common Stock may be granted under the Performance Plan. Because Class B Common Stock is convertible into Class A Common Stock and there is no public market for the Class B Common Stock, for purposes of the Performance Plan, the fair market value of the stock underlying an option is the NYSE closing price per share of the Class A Common Stock on the last business day before the option grant.

    The actual value, if any, that may be realized by each individual will depend on the closing price of the Class A Common Stock on the NYSE on the day preceding the exercise date. The option term is ten (10) years for options granted under the Performance Plan (seven (7) years for options granted to U.K. residents). Generally, the exercise of awards made to executive officers of the Company under the Performance Plan, the continued eligibility for such awards under this plan, and the accelerated vesting of certain performance-based purchase rights are subject to each executive officer's agreement to provide six (6) months' notice of any voluntary termination of employment, and not to compete with the Company in the auction business for a period of six (6) months following the date of termination.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee is responsible to the Board of Directors for advising the Board with respect to compensation matters and employee benefit plans of the Company. The Section 162(m) Sub-Committee was established for purposes of granting options and administering performance criteria with respect to Named Executive Officers under the 1997 Plan and the Performance Plan. The Compensation Committee has authority to grant options under the 1997 Plan and the Performance Plan to all individuals other than the Named Executive Officers. As of December 31, 1999 and except for non-employee directors' compensation, none of the members of the Compensation Committee or the Section 162(m) Sub-Committee participated in any of the plans administered by the committee or the sub-committee.

PHILOSOPHY

    The Company has a long-standing philosophy of establishing compensation levels that are designed to both attract and retain executives with outstanding leadership ability and experience and be competitive in the market.

    Compensation for executive officers is comprised of three major components: salary, cash bonuses and equity-based incentives.

    The Compensation Committee considers the following factors in determining an executive officer's total compensation, including equity-based incentives: (i) Company performance, (ii) individual performance and job responsibilities, (iii) historical compensation levels and stock option grants by the Company and (iv) recommendations of management.

COMPENSATION DEDUCTIBILITY

    The Compensation Committee has taken into consideration Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related regulations as they relate to compensation paid to the Named Executive Officers. In order to preserve the deductibility for federal income tax purposes of certain compensation in excess of $1 million that may be paid to a Named Executive Officer, the applicable requirements of Section 162(m) of the Code ("Section 162(m)") have been incorporated into the 1997 Plan and the Performance Plan. With respect to the Named Executive Officers, the Section 162(m) Sub-Committee, comprised solely of two outside directors (as defined in Section 162(m)), establishes option grants and otherwise takes actions relating to the Named Executive Officers under the 1997 Plan and the Performance Plan.

ANNUAL COMPENSATION

SALARY

    The Compensation Committee sets base salaries for executives that both reflect the job responsibilities of each individual and are consistent with base salaries paid for competitive positions in the market.

ANNUAL CASH INCENTIVES

    The Company's bonus program for all bonus-eligible employees, including the Chief Executive Officer ("CEO") and the other Named Executive Officers, is based upon the achievement of both Company and individual objectives. Positions within the Company have been separated into salary grades, with bonus opportunities gradually increased through the grades. Within each grade there is a range of bonus targets. The bonus amount is subject to the overall approval of the Compensation Committee with respect to all participants, and to the specific approval of the Compensation Committee with regard to senior management. Targets are set each year by senior management. Targets and bonus opportunities are communicated to employees each year.

    Every supervisor conducts an employee review. As part of the review, the supervisor and the employee will determine future objectives against which the employee's performance will be measured. A certain percentage of an employee's bonus target is based upon individual performance; the remaining percentage is based on worldwide Company performance. If all objectives are met, the employee can receive up to 100% of the bonus target amount. If performance exceeds the established objectives, the Compensation Committee has the discretion to address such circumstances.

    For 1999, all bonus plan participants eligible for a bonus received bonuses that reflected 100% achievement of the worldwide Company performance target. In addition, certain individuals who surpassed their individual performance objectives were awarded bonuses that reflected performance exceeding the established objectives.

LONG-TERM COMPENSATION

STOCK OPTIONS

    The purpose of the Company's 1987 Plan, which expired in July 1997, the 1997 Plan, and the Performance Plan is to provide employees with long-term incentives that link their interests with the interests of shareholders. In addition, the 1987 Plan's, the 1997 Plan's, and the Performance Plan's vesting schedules encourage key employees to continue in the employ of the Company.

    Stock option grants to the Named Executive Officers are based on each individual's current and expected future contribution to the Company, as well as competitive market practice and related factors listed above.

CEO COMPENSATION

    The Section 162(m) Sub-Committee and the Compensation Committee meet, independently of the Board, to review the CEO's performance, determine annual and long-term compensation for the CEO, and set the CEO's bonus target.

                           THE COMPENSATION COMMITTEE
                            MAX M. FISHER, CHAIRMAN
                                HENRY R. KRAVIS
                                JEFFREY H. MIRO

                               PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return on its Class A Common Stock (for the five year period from December 31, 1994 to December 31, 1999) with the cumulative return of the Standard & Poor's MidCap 400 Stock Index ("S&P Midcap 400") and the Company's Peer Group ("Peer Group").

    The Company and Christie's International ("Christie's") are the two largest art auction houses in the world. Based on the unique nature of the international art auction business, Christie's was historically deemed to be the Company's most appropriate peer for Performance Graph purposes. However, during 1998 Christie's was taken private. As a result, last year, the Company created a new peer group consisting of: The Neiman-Marcus Group, Inc.; Nordstrom, Inc.; Saks Holdings, Inc.; and Tiffany & Co. The Company believes the members of this peer group to be purveyors of luxury goods appealing to a segment of the population consistent with the Company's own clientele.

    The graph reflects an investment of $100 in the Company's Class A Common Stock, the S&P MidCap 400, which includes the Company, and the Company's Peer Group, respectively, on December 31, 1994, and a reinvestment of dividends at the average of the closing stock prices at the beginning and end of each quarter.

                       FIVE YEAR CUMULATIVE TOTAL RETURN
                OF SOTHEBY'S, PEER GROUP, AND THE S&P MIDCAP 400

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
Sotheby's           $100      $126      $168      $173      $301      $287
Peer Group          $100      $130      $134      $148      $137      $144
S&P MidCap 400      $100      $131      $156      $206      $246      $282

                                             12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                                             --------   --------   --------   --------   --------   --------
Sotheby's..................................    $100       $126       $168       $173       $301       $287
Peer Group.................................    $100       $130       $134       $148       $137       $144
S&P MidCap 400.............................    $100       $131       $156       $206       $246       $282

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As of December 31, 1999, the Compensation Committee of the Company consisted of Max M. Fisher, Henry R. Kravis, and Jeffrey H. Miro. In 1999, the Company retained, and continues to retain in 2000, the law firm of Miro Weiner & Kramer, of which Mr. Miro is Chairman.

                       CERTAIN COMPENSATION ARRANGEMENTS

    The Company is paying Mr. Sovern $210,000 for his initial year of service as Chairman of the Board and as a director of the Company. This amount is payable in equal monthly installments, but will be paid in full in the event of a change in control of the Company or his being terminated without cause prior to February 21, 2001. He also receives the customary reimbursement for expenses provided to each director. See "Compensation of Directors." Additionally, Mr. Sovern received a grant of 6,400 unregistered shares of Class A Common Stock.

    The Marquess of Hartington, the Deputy Chairman of the Company, provides consulting services to the Company and is paid L65,000 per year for such services.

    The Company retains the law firm of Miro Weiner & Kramer, of which Jeffrey
H. Miro is Chairman, to provide legal services to the Company.

    The Company has instituted a bonus program for senior management pursuant to which certain executives will receive a cash bonus if they continue to be employed by the Company on February 28, 2002. Under this program, Mr. Woodhead is entitled to receive $280,000 and Ms. Zoullas is entitled to receive $255,000.

                              CERTAIN TRANSACTIONS

    The Company maintains two U.S. bank loan programs which are available on a selective basis to certain employees at the discretion of the Chief Executive Officer. The first program allows U.S. employees to borrow from a bank on a demand note basis and pay interest at the prime rate. Under the second program, certain executives may borrow from a bank for a term of 15 years to purchase or refinance a residence at an interest rate of the prime rate minus 1.0% to 2.0%. Under all programs, any loan exceeding $400,000 requires the approval of either the Compensation Committee or the Executive Committee of the Board of Directors. All payment obligations under both U.S. bank loan programs are guaranteed by the Company, and all loans under both programs are repayable in full when an employee leaves the Company. As of June 29, 2000, Stuart Siegel and Mitchell Zuckerman, both executive officers, had borrowings outstanding under these loan programs of $133,048 and $158,964, respectively.

                           COMPENSATION OF DIRECTORS

    During 1999, each non-employee director received a fee of $1,000 for each Board meeting attended by such director, and a fee of $500 for each committee meeting ($1,000 for the chairman of the committee) attended by such director, in addition to reimbursement of expenses. All of the foregoing fees were paid in cash. Pursuant to the Sotheby's Holdings, Inc. 1998 Stock Compensation Plan For Non-Employee Directors, each non-employee director received with respect to Board service during 1999, an annual retainer of 2,260 shares of the Company's Class A Common Stock, the receipt of which may be deferred until the director terminates service on the Company's Board. All deferred stock compensation will accrue dividend equivalents.

            APPROVAL OF AN AMENDMENT TO THE SOTHEBY'S HOLDINGS, INC.
                             1997 STOCK OPTION PLAN

    On April 30, 1996, the Board of Directors adopted the 1997 Plan, which was approved by the shareholders on June 19, 1996 and became effective as of January 1, 1997.

    In order to retain valued employees, to continue to attract the finest executives and, in particular, for the reasons set forth under "Board Recommendation" below, the Compensation Committee (the "Committee") believes that an increase in the number of shares available under the 1997 Plan is necessary and desirable.

    The Committee has approved a Fourth Amendment to the 1997 Plan (the "Fourth Amendment"), subject to shareholder approval at the Meeting, which increases the aggregate number of shares of Class B Common Stock available for issuance upon the exercise of options under the 1997 Plan (each an "Option" and, collectively, the "Options" ) from 10,900,000 shares to 14,900,000 shares.

    In addition, the Committee has approved a Fifth Amendment to the Plan, requiring the Committee's approval only, which accelerates the vesting of Options granted on or after April 29, 1997 upon a change in control of the Company.

    The principal features of the 1997 Plan, as proposed to be amended, are summarized below.

PRINCIPAL FEATURES OF THE 1997 PLAN

    ADMINISTRATION. The 1997 Plan is administered by the Committee (and with respect to certain matters, the Section 162(m) Sub-Committee) which presently consists of three directors of the Company. The Committee has all powers and discretion necessary and appropriate to administer the 1997 Plan and to control its operation.

    ELIGIBLE PARTICIPANTS. Under the 1997 Plan, all employees of the Company and its subsidiaries are eligible to receive grants. As of June 21, 2000, there were approximately 2,172 persons employed by the Company and its subsidiaries who would be eligible to participate in the 1997 Plan.

    NUMBER OF SHARES SUBJECT TO THE 1997 PLAN, MAXIMUM AWARDS. A total of 10,900,000 shares of Class B Common Stock were reserved for issuance pursuant to the 1997 Plan. Under the terms of the 1997 Plan, a single participant may not receive Options covering more than 400,000 shares of Class B Common Stock during any single fiscal year. Any shares subject to an Option that is forfeited will again be available for grant under the 1997 Plan. If approved by the shareholders of the Company, the Fourth Amendment would increase the number of shares of Class B Common Stock reserved for issuance from 10,900,000 to 14,900,000.

    OPTION GRANTS. Each Option granted under the 1997 Plan is evidenced by a written agreement between the Company and the person to whom the grant is made (the "Optionee"). The Option Agreement specifies the exercise price, the vesting period, the expiration date of the Option, the number of shares subject to the Option and such other terms and conditions as the Committee, in its discretion, determines. No consideration is paid by participants for the grant of an Option under the 1997 Plan. Only Options to acquire shares of Class B Common Stock of the Company may be granted under the 1997 Plan, although under certain circumstances, an Optionee may receive shares of Class A Common Stock upon exercise. The Class B Common Stock has no public market, but is freely convertible on a share-for-share basis into Class A Common Stock, which is publicly traded.

    In order to permit Optionees who are residents of the United Kingdom (the "U.K.") to take advantage of certain capital gains treatment available in the U.K. for options granted under plans approved by the U.K. Inland Revenue, the 1997 Plan provides that any Option granted to a U.K. resident will be granted under, and subject to the special provisions of Article 12 of the 1997 Plan (referred to herein as the "U.K. Sub-Plan") to the extent that the grant of such Option to an Optionee would not cause the aggregate exercise prices of such Optionee's outstanding unexercised Options, following such grant, to exceed L30,000. Options granted to a U.K. resident that exceed this L30,000 limit are granted as separate options under, and subject to, only those provisions of the 1997 Plan other than the U.K. Sub-Plan (i.e., those provisions applicable to all Options granted to non-U.K. residents).

    OPTION TERM. Options granted under the 1997 Plan have a term of ten years, unless terminated earlier by reason of an Optionee's ceasing to be an employee of the Company or pursuant to another provision of the 1997 Plan.

    EXERCISE PRICE. The Committee establishes the exercise price for each Option granted, subject to the limitation that the exercise price may not be less than the fair market value of the underlying shares, determined as of the date of grant. As of the close of business on June 21, 2000, the fair market value of the Class A Common Stock was $18 per share.

    VESTING. Generally, the 1997 Plan provides that, except in the case of the death, disability, or retirement of an Optionee, each Option granted under the 1997 Plan (other than Options granted to a U.K. resident under the U.K. Sub-Plan) vests incrementally at the rate of 20% per year, beginning on the first anniversary of the date of grant, provided the Optionee remains in the employ of the Company. Except in the case of the death, disability, or retirement of an Optionee, each Option granted under the U.K. Sub-Plan vests and becomes exercisable three years following the date of grant to the extent of 60% of the number of shares subject to such Option, four years following the date of grant to the extent of 80% of the shares subject to such Option, and five years after the date of grant to the extent of 100% of the shares subject to such Option, provided the Optionee remains in the employ of the Company.

    In the event an Optionee ceases to be an employee for any reason other than disability or retirement, the Optionee may exercise the Option at any time within one year after his termination of employment, to the extent the Option is vested as of the date of such termination of employment. Notwithstanding the foregoing, in the event an Optionee's employment with the Company is terminated for cause, all outstanding Options held by the Optionee will be immediately forfeited. Under the 1997 Plan, Options may be exercised until the expiration of the original term of ten years.

    ACCELERATION OF VESTING IN CERTAIN EVENTS. In the event an Optionee's employment with the Company is terminated by reason of his death, disability, or retirement, any Options held by the employee will become immediately vested. Such Options may be exercised in the case of an Optionee's death, at any time within one year from the date of death and, in the case of an Optionee's Disability or Retirement, at any time within two years of the relevant event. The 1997 Plan also provides that the Committee, in its discretion, may accelerate the vesting of an Option at any time more than six months after the date of grant, except with respect to Options granted under the U.K. Sub-Plan. Options granted on or after April 29, 1997 vest immediately upon a change in control of the Company, provided that six months have elapsed since the date of grant.

    EXERCISE OF OPTIONS. Options granted under the 1997 Plan, once vested, are exercisable during the term of the Option, subject to such restrictions and conditions as the Committee may determine in its discretion. An Option may be exercised by giving written notice of the exercise to the Company specifying the number of full shares of Class B Common Stock to be purchased and tendering payment of the purchase price to the Company. Generally, the exercise price due upon exercise of any Option is paid to the Company in cash. However, the Committee, in its discretion, may permit an Optionee (other than for Options granted under the U.K. Sub-Plan) to pay the exercise price by tendering previously acquired shares of Common Stock or by providing irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares being acquired and deliver the sale (or margin loan) proceeds directly to the Company to pay the exercise price.

    PLAN TERM. The 1997 Plan will remain in effect until terminated by the Board of Directors.

    AMENDMENT. The Committee may, in its discretion, alter or amend the 1997 Plan, and the Board of Directors may terminate the 1997 Plan or any part thereof, at any time and for any reason. However, to the extent required or desirable to maintain the 1997 Plan's qualification under Rule 16b-3 under the Exchange Act or Section 162(m), any such amendment would be subject to shareholder approval.

    CHANGES IN CORPORATE STRUCTURE. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Common Stock, such adjustment will be made in the number and class of shares which may be delivered under the 1997 Plan, and in the number and class of or price of shares subject to outstanding grants under the 1997 Plan, as the Committee, in its discretion, determines to be appropriate to prevent dilution or diminution of grants under the 1997 Plan.

UNITED STATES INCOME TAX CONSEQUENCES

    GENERAL. Options awarded under the 1997 Plan are nonqualified stock options. Generally, an employee will not recognize any income for federal income tax purposes at the time the employee is granted an Option under the 1997 Plan. However, upon the exercise of the Option, the employee generally will realize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by an employee will be subject to tax withholding by the Company by payment in cash. Upon the subsequent sale of any such shares by the employee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. Generally, the Company will be entitled to a federal income tax deduction, in the same amount as the ordinary income realized by employees with respect to Option exercises under the 1997 Plan, in the year in which the Options are exercised.

    Optionees (except with respect to Options granted under the U.K. Sub-Plan) may be permitted by the Committee to pay all or a portion of the exercise price of an Option using previously acquired shares of Common Stock. If an Option is exercised and payment is made in previously acquired shares, there is no gain or loss recognized by the Optionee on the surrender of the previously acquired shares. The Optionee's basis in the newly acquired shares will be split so that
(i) a number of shares equal to the number of shares transferred to pay the exercise price will have a cost basis equal to the basis of such transferred shares and (ii) the remainder of the new shares will have a cost basis equal to the fair market value of those shares on the exercise date (i.e., the date on which ordinary income equal to such fair market value is realized).

    SECTION 162(M). Subject to certain exceptions, Section 162(m) places a $1 million annual limit on a corporation's tax deduction for compensation paid to a "covered employee." A "covered employee" is defined as the corporation's chief executive officer and the other four highest paid officers named in its proxy statement. Compensation in excess of $1 million will, however, continue to be tax deductible by a corporation if such compensation satisfies the applicable requirements under Section 162(m) for "performance-based compensation" (the "Performance Exception"). The 1997 Plan incorporates the requirements for the Performance Exception applicable to stock options. As a result, it is anticipated that the Company will continue to be able to maximize the tax deductibility of the compensation attributable to Options granted under the 1997 Plan.

    The foregoing summary of the effect of United States income taxation upon the employee and the Company with respect to awards under the 1997 Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

OPTIONS RECEIVED UNDER THE 1997 PLAN

    Under the 1997 Plan, the following persons have received the listed number of Options since the 1997 Plan's inception:

                                                               TOTAL NUMBER OF
                                                               OPTIONS GRANTED
NAME OF GROUP                                                UNDER THE 1997 PLAN
-------------                                                -------------------
Diana D. Brooks............................................       1,200,000
William F. Ruprecht........................................         375,000
Robin Woodhead.............................................         250,000
Henry Wyndham..............................................         125,000
Deborah Zoullas............................................         170,000
All current executive officers as a group..................       1,846,000
All current directors who are not executive officers as a
  group....................................................       1,200,000
Associates of directors, executive officers and director
  nominees as a group......................................               0
Other persons who received or are to receive 5% of such
  options..................................................               0
All employees, including current officers who are not
  executive officers, as a group...........................       7,828,430
                                                                  ---------

    The number of Options which will be received by the foregoing persons after the 1997 Plan has been amended as contemplated herein is not presently determinable.

BOARD RECOMMENDATION

    The Board of Directors believes that stock-based incentives are important in attracting and retaining the services of outstanding personnel and in encouraging such employees to have greater stock ownership in the Company, thereby aligning their interests closely with those of shareholders. At present, only approximately 26,000 shares remain available for option grants under the 1997 Plan, and the Board believes that making an additional 4,000,000 shares available for this purpose as provided in the Fourth Amendment is necessary and appropriate in furtherance of the foregoing objectives.

    For the foregoing reasons, the Board recommends that shareholders vote FOR adoption of the Fourth Amendment to the 1997 Plan.

REQUIRED APPROVAL

    The affirmative vote of a majority of the votes cast at the Meeting by the holders of Class A Common Stock and the holders of Class B Common Stock, voting as a single class, is required for approval of the Fourth Amendment to the 1997 Plan.

                              INDEPENDENT AUDITORS

    Deloitte & Touche LLP has been the independent auditors for the Company since 1983. The Board of Directors has selected Deloitte & Touche LLP as the independent auditors for 2000. Although shareholder approval of the appointment is not required by law and is not binding on the Board of Directors, the Board will take the appointment of Deloitte & Touche LLP under advisement if such appointment is not approved by the affirmative vote of a majority of the votes cast at the Meeting.

    The Company expects that representatives of Deloitte & Touche LLP will be present at the Meeting and will be afforded an opportunity to make a statement if they desire to do so. The Company also expects such representatives of Deloitte & Touche LLP to be available at that time to respond to appropriate questions addressed to the officer presiding at the Meeting.

                         PROPOSALS OF SECURITY HOLDERS

    Any shareholder proposal intended to be presented for consideration at the annual meeting to be held in 2001 must be received by the Company at 500 N. Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48304 by the close of business on December 27, 2000. If the date of such meeting is changed by more than 30 days from the date such meeting is scheduled to be held, the proposal must be received by the Company at a reasonable time before the solicitation of proxies for such meeting is made. Proposals should be sent to the attention of the Secretary. A person may submit only one proposal for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof (which in the aggregate may not exceed 500 words in length) from its proxy statement and form of proxy.

                          COSTS OF PROXY SOLICITATION

    The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy material to, and to obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

APPENDIX

                            SOTHEBY'S HOLDINGS, INC.

                             1997 STOCK OPTION PLAN

                           EFFECTIVE JANUARY 1, 1997

                            COMPOSITE PLAN DOCUMENT
                     (INCORPORATES AMENDMENTS AND PROPOSED
                       AMENDMENTS THROUGH AUGUST 3, 2000)

                            SOTHEBY'S HOLDINGS, INC.
                             1997 STOCK OPTION PLAN
                            COMPOSITE PLAN DOCUMENT
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
ARTICLE 1  BACKGROUND AND PURPOSE OF THE PLAN; ADOPTION OF THE PLAN; TERM..................................
                                                                                                                      1

       1.1   Purpose of the Plan...........................................................................           1
       1.2   Adoption and Term.............................................................................           1

ARTICLE 2  DEFINITIONS..................................................................................              1

ARTICLE 3  ADMINISTRATION..................................................................................           4

        3.1  Administration................................................................................           4
        3.2  Expenses of Administration....................................................................           5
        3.3  Indemnification...............................................................................           5

ARTICLE 4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN......................................................           5

        4.1  Shares Subject to the Plan....................................................................           5
        4.2  Shares of Common Stock Subject to Expired or Terminated Options...............................           5

ARTICLE 5  PARTICIPATION...................................................................................           6

ARTICLE 6  OPTIONS.........................................................................................           6

        6.1  Power to Grant Options........................................................................           6
        6.2  Option Grants to UK Employees.................................................................           6
        6.3  Modification, Extension, and Renewal of Options...............................................           6
        6.4  Optionee to Have No Rights as a Shareholder...................................................           6

ARTICLE 7  TERMS AND CONDITIONS OF OPTIONS.................................................................           7

        7.1  Option Agreements.............................................................................           7
        7.2  Plan Provisions Control Option Terms..........................................................           7
        7.3  Conditions for Exercise (Vesting).............................................................           7
        7.4  Prohibition Against Exercise of Out-of-the-Money Options......................................           7
        7.5  Expiration Date...............................................................................           7
        7.6  Acceleration of Exercise Time.................................................................           7
        7.7  Termination of Employment (Except by Reason of Death, Disability or Retirement) Within One
               Year After Date of Grant....................................................................           8
        7.8  Termination of Employment (Except by Reason of Death, Disability or Retirement) More Than One
               Year After Date of Grant....................................................................           8
        7.9  Death of Optionee.............................................................................           8
        7.10 Disability of Optionee........................................................................           9
        7.11 Retirement of Optionee........................................................................           9
        7.12 Exercise Procedures...........................................................................           9
        7.13 Payment of the Exercise Price.................................................................           9
        7.14 Taxes.........................................................................................           9
        7.15 Surrender of Options..........................................................................           9
        7.16 Prohibition Against Exercise of Option Within Six (6) Months of Date of Grant.................           9
        7.17 Restrictions on Ownership of Class B Common Stock; Incorporation by Reference of Articles of
               Incorporation...............................................................................           9

                                                                                                                PAGE
                                                                                                                -----
       7.18  Issuance of Class A Common Stock..............................................................          10

ARTICLE 8  AMENDMENT AND TERMINATION OF THE PLAN; REORGANIZATIONS AND RECAPITALIZATIONS OF THE
           CORPORATION.....................................................................................          10

       8.1   Amendment of the Plan.........................................................................          10
       8.2   Termination of the Plan.......................................................................          10
       8.3   Reorganizations and Recapitalizations of the Corporation......................................          10

ARTICLE 9  COMPLIANCE WITH OTHER LAWS AND REGULATIONS...................................................             11

        9.1  Registration or Qualification of Securities...................................................          11
        9.2  Representation................................................................................          12
        9.3  Exchange of Certificates......................................................................          12

ARTICLE 10  RESTRICTIONS ON TRANSFER.......................................................................          12

ARTICLE 11  GENERAL PROVISIONS.............................................................................          12

       11.1  No Right to Continued Employment..............................................................          12
       11.2  Beneficiaries or Representatives of an Optionee...............................................          13
       11.3  Elimination of Fractional Shares..............................................................          13
       11.4  Name of Plan..................................................................................          13
       11.5  Inspection of Records.........................................................................          13
       11.6  Statement to Optionee.........................................................................          13
       11.7  Word Meanings.................................................................................          13
       11.8  Section Titles................................................................................          13
       11.9  Severability..................................................................................          13
       11.10 Compliance with Section 16(b) of the Securities Exchange Act..................................          13
       11.11 Compliance with Code Section 162(m)...........................................................          14
       11.12 Strict Construction...........................................................................          14
       11.13 Choice of Law.................................................................................          14

ARTICLE 12  UK SUB-PLAN; OPTIONS GRANTED TO UNITED KINGDOM RESIDENTS.......................................          14

       12.1  Definitions...................................................................................          14
       12.2  Eligibility...................................................................................          15
       12.3  Limitation on Grants Under the UK Sub-Plan....................................................          15
       12.4  Limitations on Exercise.......................................................................          15
       12.5  Exercise Price................................................................................          15
       12.6  Death of an Optionee..........................................................................          15
       12.7  Modification of Options.......................................................................          15
       12.8  Amendments....................................................................................          15
       12.9  Share Certificates and Taxes..................................................................          15
       12.10 Share Reserves................................................................................          15
       12.11 Vesting.......................................................................................          15
       12.12 No Acceleration of Vesting....................................................................          15
       12.13 Exercise Price to be Paid in Cash.............................................................          15
       12.14 No Surrender in Exchange for Cash.............................................................          16

                SOTHEBY'S HOLDINGS, INC. 1997 STOCK OPTION PLAN
                            COMPOSITE PLAN DOCUMENT

                                   ARTICLE 1
         BACKGROUND AND PURPOSE OF THE PLAN; ADOPTION OF THE PLAN; TERM

    1.1 PURPOSE OF THE PLAN. The Sotheby's Holdings, Inc. 1997 Stock Option Plan, as the same may be amended from time to time (the "Plan"), is intended to provide a means by which employees of the Corporation and its Subsidiaries can acquire and maintain stock ownership, thereby promoting their commitment to the success of the Corporation; to provide an incentive to employees to remain in the employ of the Corporation and its Subsidiaries; and to attract new employees with outstanding qualifications.

    Options granted under the Plan are not intended to be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to provide any United States income tax benefits to any Optionee.

    1.2 ADOPTION AND TERM. The Plan has been approved by the Board of Directors of the Corporation and, subject to the approval of a majority of the voting power of the shareholders of the Corporation, is effective January 1, 1997. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors.

                                   ARTICLE 2
                                  DEFINITIONS

    In the Plan, whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other, the terms "he," "his," and "him" shall refer to an Optionee, and the capitalized terms shall have the following meanings:

    2.1 "ARTICLES OF INCORPORATION" means the Amended and Restated Articles of Incorporation of the Corporation, as the same may be amended from time to time.

    2.2 "BENEFICIARY" means (i) an individual, trust, or estate, who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of an Optionee under the Plan and the Option Agreement upon the Optionee's death; or (ii) an individual who, as a result of designation by an Optionee, succeeds to the rights and obligations of such Optionee under the Plan and the Option Agreement upon such Optionee's death.

    2.3  "BOARD OF DIRECTORS"  means the Board of Directors of the Corporation.

    2.4 "BUSINESS DAY" means any Day on which the New York Stock Exchange is open for trading.

    2.5 "CLASS A COMMON STOCK" means the Class A Limited Voting Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast one vote for each share standing in his name.

    2.6 "CLASS B COMMON STOCK" means the Class B Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast 10 votes for each share standing in his name.

    2.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

    2.8 "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock.

    2.9 "CONFIDENTIAL INFORMATION" means, with respect to the Corporation and its Subsidiaries, any confidential information regarding the financial situations and particular needs of the Corporation and its Subsidiaries as well as of, or relating to, their customers and clients (including, without limitation, consignors, buyers and principals), the identity of such Persons, client lists, documents and information regarding the Corporation's and any Subsidiary's sales data, marketing, operational and appraisal techniques, contracts, pricing, costs and profits, and any other information maintained as proprietary or as trade secrets or as confidential.

    2.10 "CORPORATION" means Sotheby's Holdings, Inc., a Michigan corporation, and any successor in interest to the business of the Corporation that has, by agreement, adopted the Plan.

    2.11 "COMPENSATION COMMITTEE" or "COMMITTEE" means the Audit and Compensation Committee established by the Board of Directors, or such other committee as the Board may establish and assign the responsibility of administering this Plan; provided, however, that the Committee shall be comprised solely of two or more members of the Board, as determined by the Board from time to time, each of whom shall be (i) a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3 promulgated under Section 16 of the Exchange Act and (ii) an "outside director" as that term is defined and interpreted pursuant to section 162(m) of the Code and the regulations thereunder.

    2.12 "DATE OF EXERCISE", with respect to an Option, means the date on which such Option is exercised pursuant to the Plan.

    2.13 "DATE OF GRANT", with respect to an Option, means the date on which the Compensation Committee grants such Option pursuant to the Plan.

    2.14 "DAY" means each calendar day, including Saturdays, Sundays, and legal holidays; provided, however, that if the Day on which a period of time for consent or approval or other action ends is not a Business Day, such period shall end on the next Business Day.

    2.15 "DISABILITY" or "DISABLED" means, with respect to an Employee, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Employee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three hundred sixty-five (365) Days. Notwithstanding the foregoing, an Employee shall not be deemed to be Disabled as a result of any condition that:

        (a) was contracted, suffered, or incurred while such Employee was engaged in, or resulted from such Employee having engaged in, a felonious activity;

        (b) resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan; or

        (c) resulted from service in the Armed Forces of the United States for which such Employee received a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.

    The Disability of an Employee and the date upon which an Employee ceases to be employed by reason of Disability shall be determined by the Compensation Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Compensation Committee deems necessary and desirable, and its good faith determination shall be conclusive for all purposes of this Plan and the relevant Option Agreement. The Compensation Committee shall have the right to require an Employee to submit to an examination by a physician or physicians and to submit to such reexaminations as the Compensation Committee shall require in order to make a determination concerning the Employee's physical or mental condition; provided, however, that (i) an Employee may not be required to undergo a medical examination more often than once each one hundred eighty (180) Days nor at any time after the normal date of the Employee's Retirement, and (ii) the fees and expenses of any such medical examination(s) shall be considered expenses of administering the Plan. If any Employee engages in any occupation or employment (except for rehabilitation as determined by the Compensation Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Compensation Committee determines on the basis of a medical examination that an Employee no longer has a Disability, or if an Employee refuses to submit to any medical examination properly requested by the Compensation Committee, then in any such event, the Employee shall be deemed to have recovered from such Disability.

    2.16 "EMPLOYEE" means an individual who is and continues to be employed (within the meaning of section 3401 of the Code and the regulations promulgated thereunder) by the Corporation or a Subsidiary (while a corporation continues to be a Subsidiary) including officers (whether or not they may also be directors) of the Corporation or a Subsidiary. An Employee shall cease to be an Employee upon the voluntary or involuntary termination of his employment with the Corporation or a Subsidiary for any reason, including death, Disability, Retirement, or with or without cause. Whether an authorized leave of absence, or an absence due to military or government service, Disability, or any other reason, constitutes a cessation of employment shall be determined by the Compensation Committee, in its sole discretion.

    2.17  "EXCHANGE ACT"  means the Securities Exchange Act of 1934, as amended.

    2.18 "EXERCISE PRICE", with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Compensation Committee on the Date of Grant. Notwithstanding the foregoing, in no event shall the Exercise Price of any Option Stock be less than the Fair Market Value of such Option Stock, determined as of the Date of Grant.

    2.19 "FAIR MARKET VALUE" means the value of each share of Option Stock, determined for a particular date as follows:

        (a) if the Class B Common Stock is listed or admitted for trading on any United States national securities exchange, the value of each share of Option Stock shall be the closing price per share of Class B Common Stock on such exchange (or, if listed on more than one United States exchange, the principal said exchange) on the relevant Valuation Date hereunder;

        (b) if the Class B Common Stock is not traded on any United States national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System") or any similar system of automated dissemination of quotations of prices in common use, the value of each share of Option Stock shall be the price per share equal to the mean between the closing high bid and the low asked quotations on such system on the relevant Valuation Date hereunder;

        (c) if neither clause (a) nor clause (b) of this definition is applicable with respect to the Class B Common Stock, but either clause (a) or clause (b) is applicable with respect to the Class A Common Stock, the value of each share of Option Stock shall be the closing price as described in clause (a) above or the mean between the closing high bid and the low asked quotations as described in clause (b) above, respectively, of the Class A Common Stock, as the case may be; or

        (d) if neither paragraph (a) nor paragraph (b) nor paragraph (c) of this definition is applicable, the value of each share of Option Stock shall be the fair market value as determined by the Committee, in good faith and in accordance with uniform principles consistently applied, on the last day of the relevant Fiscal Year immediately preceding the relevant date hereunder. Such uniform principles shall be the same principles applied by the Shares Valuation Division of the UK Inland Revenue as of the date the Committee makes such good faith determination of the fair market value of each share of Option Stock.

    2.20  "FISCAL YEAR"  means the fiscal year of the Corporation.

    2.21 "FRACTIONAL SHARE" means a portion of, or less than the whole of, a share of Common Stock.

    2.22  "OPTION"  means any stock option granted pursuant to the Plan.

    2.23  "OPTION AGREEMENT"  is defined in Section 7.1 hereof.

    2.24 "OPTIONEE" means an Employee or a former Employee who has received an Option.

    2.25 "OPTION STOCK" means those shares of Class B Common Stock made the subject of any Option granted pursuant to the Plan.

    2.26 "PERSON" or "PERSONS" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association, or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane, or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision, or other instrumentality thereof, or any other entity.

    2.27  "PLAN"  is defined in Section 1.1 hereof.

    2.28 "REPORTING PERSON" means any and all Employees subject to Section 16 of the Exchange Act.

    2.29 "RETIREMENT" means the termination of employment by an Employee after the attainment of the age of sixty-five (65) years or upon such earlier date as required by local law or as otherwise determined or approved by the Compensation Committee.

    2.30 "SUBSIDIARY" means any corporation at least 50% of the total combined voting power of which is owned by the Corporation or another Subsidiary.

    2.31 "TERMINATION FOR CAUSE" means termination of employment by reason of an Optionee's action or repeated acts, including without limitation, the commission of a felony, fraud, willful misconduct or the unauthorized use of Confidential Information, which has resulted, or is likely to result, in damage to the Corporation, as determined by the Compensation Committee in its sole and absolute discretion.

    2.32 "TRANSFER" means any assignment, sale, transfer, conveyance, mortgage or other encumbrance, pledge, or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

    2.33 "UK" or "UNITED KINGDOM" means the United Kingdom of Great Britain and Northern Ireland.

    2.34 "VALUATION DATE" means, with respect to an Option, the Business Day immediately preceding either the Date of Grant of such Option or the Date of Exercise, as applicable. Whenever reference is made to a Valuation Date, it shall mean, with respect to the Common Stock, as at the close of trading on such Valuation Date, and with respect to any other item, midnight in Detroit, Michigan at the end of such Valuation Date.

                                   ARTICLE 3
                                 ADMINISTRATION

    3.1 ADMINISTRATION. The Plan shall be administered by the Committee in accordance with this Article 3. Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

        (a) to authorize the granting of Options;

        (b) to select any Reporting Persons who are to be granted Options under the Plan and to determine, subject to the limitations provided in Section
    6.1 hereof, the number of shares of Option Stock to be granted to each Reporting Person;

        (c) to prescribe, subject to the limitation set forth in the last sentence of Section 2.18, the Exercise Price of Options granted under the Plan;

        (d) to construe and interpret the Plan;

        (e) to establish and modify administrative rules for the Plan;

        (f) to impose such conditions and restrictions with respect to Options, not inconsistent with the terms of the Plan, as it determines appropriate;

        (g) to execute or cause to be executed Option Agreements;

        (h) to cancel Options and to substitute new Options with the consent of an Optionee; and

        (i) generally, to exercise such power and perform such other acts in connection with the Plan and the Options and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

    Action taken or not taken by the Compensation Committee on one or more occasions shall be without obligation to take or not take such action on any other occasion(s).

    The Committee may delegate to one or more Persons any of its powers, other than its power to authorize the granting of Options, hereinbefore or hereinafter provided or conferred, or designate one or more Persons to do or perform those matters to be done or performed by the Compensation Committee, including administration of the Plan. Notwithstanding the foregoing, the Committee may not delegate a power if the delegation of such power would cause the Plan to fail to satisfy the plan administration requirements set forth in Rule 16b-3(c) promulgated under the Exchange Act or section 162(m) of the Code and the regulations promulgated thereunder. Any Person or Persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

    3.2 EXPENSES OF ADMINISTRATION. The Corporation shall pay all costs and expenses of administering the Plan.

    3.3 INDEMNIFICATION. The Committee, members of the Committee, and each Person or Persons designated or delegated by the Committee, and the shareholders, directors and officers of the Corporation, shall be entitled to indemnification and reimbursement from the Corporation for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Corporation to the fullest extent provided or permitted by the Corporation's Articles of Incorporation and by any insurance policy or other agreement intended for the benefit of the Committee as a committee of the Board of Directors or otherwise, or by any applicable law.

                                   ARTICLE 4
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    4.1 SHARES SUBJECT TO THE PLAN. The Option Stock to be made the subject of Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Class B Common Stock. Subject to adjustment as provided in Section 8.3 hereof, the aggregate number of shares of Class B Common Stock that may be issued by the Corporation under the exercise of Options under the Plan is 14,900,000 shares of Class B Common Stock. The aggregate number of shares of Option Stock outstanding at any time shall not exceed the relevant number of shares of Class B Common Stock remaining available for issuance under the Plan. After termination of the Plan, the number of shares of Class B Common Stock reserved for purposes of the Plan from time to time shall be only such number of shares as are issuable under then outstanding Options.

    4.2 SHARES OF COMMON STOCK SUBJECT TO TERMINATED OR EXPIRED OPTIONS. In the event that any outstanding Option is surrendered, expires or is terminated for any reason before it shall have been fully exercised, all shares of Option Stock allocable to the unexercised portion of such Option shall again be available for Options subsequently granted under the Plan.

                                   ARTICLE 5
                                 PARTICIPATION

    All Employees shall be eligible to receive grants of Options under the Plan. The Optionees shall be such individuals as the Compensation Committee may select from among the Employees (who may include officers). In making such selections, the Committee may take into account the nature of the services rendered by such Employees, their present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant.

                                   ARTICLE 6
                                    OPTIONS

    6.1 POWER TO GRANT OPTIONS. The maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any one Employee during a Fiscal Year shall be limited to 400,000 shares. For the 1998 Fiscal Year only, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any one Employee during a Fiscal Year shall be limited to 800,000 shares. For purposes of calculating the number of shares with respect to which Options have been granted to an Employee for any Fiscal Year, any shares subject to an Option that is granted and subsequently cancelled or surrendered during such Fiscal Year shall continue to be counted against the maximum number of shares which may be granted to such Employee pursuant to the Plan during such Fiscal Year. Notwithstanding the foregoing, to the extent an adjustment is made to the number of shares subject to an Option to reflect a change in the corporate capitalization of the Corporation, the additional shares, if any, subject to such Option shall not be counted against the maximum number of shares for which Options may be granted to the applicable Optionee. Subject to this maximum share limitation, the Committee may grant to such Employees as the Committee may select, in accordance with Article 5 hereof, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Compensation Committee at the time of grant or pursuant to applicable resolution of the Compensation Committee.

    6.2 OPTION GRANTS TO UK EMPLOYEES. Any Options granted under the Plan to an Employee who is a resident of the United Kingdom on the Date of Grant of such Option shall be granted by the Committee first under the UK Sub-Plan (Article
12) to the extent such grant will take effect under Section 12.3 of the UK Sub-Plan. Any portion of an Option granted to a UK resident which does not take effect under the UK Sub-Plan as a result of the limitations provided in Section
12.3 thereof, shall be granted as a separate option under the Plan, subject only to the provisions of Articles 1 through 11 of the Plan and not subject to
Article 12.

    6.3 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. The Compensation Committee may modify, extend, or renew outstanding Options, or accept the cancellation or surrender of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

    6.4 OPTIONEE TO HAVE NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

                                   ARTICLE 7
                        TERMS AND CONDITIONS OF OPTIONS

    7.1 OPTION AGREEMENTS. The terms of any Option shall be as set forth in a written stock option agreement (an "Option Agreement") in such form as the Committee shall from time to time determine. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Option Agreement setting forth the grant and the terms and conditions of the Option.

    7.2 PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Compensation Committee have the power to grant any Option under the Plan which is contrary to any of the provisions of the Plan. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control.

    7.3 CONDITIONS FOR EXERCISE (VESTING). Except in the case of the death, Disability, or Retirement of an Optionee, and subject to the provisions of
Section 7.6 hereof, no portion of an Option granted under the Plan may be exercised until the Optionee has completed one (1) year of employment with the Corporation after the Date of Grant of such Option. Except in the case of the death, Disability, or Retirement of an Optionee, and provided that an Optionee has completed one (1) year of employment with the Corporation after the Date of Grant of an Option, each Option granted under this Plan shall become exercisable (I.E., it shall "vest") as follows:

        (a) Each Option granted under this Plan shall become vested and exercisable (i) on the first (1st) anniversary of the Date of Grant of such Option, to the extent of twenty percent (20%) of the shares made subject to such Option; and (ii) on each of the second (2nd) through fifth (5th) anniversaries of the Date of Grant of such Option, to the extent of an additional twenty percent (20%) of the shares made subject to such Option.

        (b) For purposes of this Section 7.3, in determining the "shares made subject to such Option," account shall be taken of any adjustments made to the shares as described in Section 8.3 hereof after the Date of Grant of the Option, such that the number of shares of Class B Common Stock with respect to which an Optionee's Option is vested shall be redetermined at the time of an adjustment, and the number of shares of Class B Common Stock with respect to which an Optionee's Option becomes vested on any anniversary date shall be determined by reference to the number of shares of Class B Common Stock then subject to such Option, taking any adjustments previously made into account.

    7.4 PROHIBITION AGAINST EXERCISE OF OUT-OF-THE-MONEY OPTIONS. The exercise of any Option shall not be permitted if the Fair Market Value per share of Class B Common Stock that would be acquired upon such exercise, determined as of the Date of Exercise, is less than the Exercise Price of such Option.

    7.5 EXPIRATION DATE. Notwithstanding any other provision of the Plan, no Option shall be exercisable after the tenth (10th) anniversary date of the Date of Grant of such Option.

    7.6  ACCELERATION OF EXERCISE TIME.

        (a) Notwithstanding anything to the contrary in the Plan, including Sections 7.3, 7.7 and 7.8 hereof, the Compensation Committee, in its discretion, may allow the exercise, in whole or in part, at any time more than six (6) months after the Date of Grant of any Option held by an Optionee, which Option has not previously become exercisable.

        (b) In the event of a Change in Control (as defined below), Options granted on or after April 29, 1997 shall become 100% vested and exercisable on the later of (i) the date of the Change in Control, or (ii) the six (6) month anniversary of the Date of Grant of the Option.

        (c) For purposes of the Plan, a Change in Control shall mean the date upon which:

            (i) any individual, entity or group (within the meaning of Section
                13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), other than members of the Taubman Family (as defined below), shall become, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock of the Corporation enabling such Person to elect a majority of the members of the Board of Directors of the Corporation; or

            (ii) after the date upon which A. Alfred Taubman, individually, as trustee or in any other capacity, cannot elect, for any reason, a majority of the members of the Board of Directors (the "Triggering Date"), the individuals who, as of the Triggering Date, constitute the Board (the "Incumbent Board") cease for any reason within any period of 18 consecutive months to constitute at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the Triggering Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though the individual were a member of the Incumbent Board.

        (d) For purposes of the Plan, the term "Taubman Family" shall mean (i)
    A. Alfred Taubman, any lineal descendants, spouses, lineal descendants or spouses, or spouses of lineal descendants of A. Alfred Taubman, a trust for the benefit of any of the foregoing (including without limitation, the A. Alfred Taubman Restated Revocable Trust (as the same may be amended)), the estate(s) of any of the foregoing, and (ii) any person, more than 50% of the voting stock, voting securities, partnership interests, limited liability company interests or other beneficial ownership and control of which is and remains owned and controlled by one or more of the persons described in the foregoing clause (i).

    7.7 TERMINATION OF EMPLOYMENT (EXCEPT BY REASON OF DEATH, DISABILITY, OR RETIREMENT) WITHIN ONE YEAR AFTER DATE OF GRANT. Except in the case of the death, Disability, or Retirement of an Optionee, if an Optionee ceases to be an Employee for any reason within one (1) year after the Date of Grant to such Optionee of an Option under the Plan, such Optionee's right to exercise such Option or any part thereof shall be forfeited immediately and permanently.

    7.8 TERMINATION OF EMPLOYMENT (EXCEPT BY REASON OF DEATH, DISABILITY, OR RETIREMENT) MORE THAN ONE YEAR AFTER DATE OF GRANT. Except in the case of the death, Disability, or Retirement of an Optionee, if an Optionee ceases to be an Employee for any reason more than one (1) year after the Date of Grant to such Optionee of an Option under the Plan, such Optionee shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Option, in full or in part, at any time within one (1) year after his or her termination of employment, but only to the extent that, on the date of such termination of employment, such Optionee's right to exercise such Option had vested pursuant to the terms of Section 7.3 hereof and had not previously been exercised. Notwithstanding the foregoing, including without limitation Section
7.3 or Section 7.6 hereof, an Option shall cease to be exercisable and shall be forfeited immediately and permanently on the date of an Optionee's cessation of employment if such cessation is a Termination For Cause (as defined in Section
2.31 hereof).

    7.9 DEATH OF OPTIONEE. In the event an Optionee ceases to be an Employee at any time by reason of his death and has not fully exercised his Options, then any outstanding Options of such Optionee shall vest immediately and fully, and the executor, administrator, or other personal representative of the Optionee's estate, or the trustee of any trust receiving such Options as a result of such Optionee's death, or any heir, successor, assign, or other transferee of the Optionee receiving such Options by will or by the laws of descent and distribution, shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within one (1) year after the date of the Optionee's death.

    7.10 DISABILITY OF OPTIONEE. In the event an Optionee ceases to be an Employee at any time by reason of Disability and has not fully exercised his Options, then any outstanding Option(s) of such Optionee shall vest immediately and fully, and such Optionee or his guardian or other legal representative, shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within two (2) years after the date of the Optionee's termination of employment by reason of Disability.

    7.11 RETIREMENT OF OPTIONEE. If an Optionee ceases to be an Employee at any time by reason of Retirement and has not fully exercised his Options, then any Options of such Optionee shall vest immediately and fully, and such Optionee shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within two (2) years after the date of the Optionee's Retirement.

    7.12 EXERCISE PROCEDURES. Each Option granted under the Plan shall be exercised by providing written notice to the Compensation Committee, together with payment of the Exercise Price, which notice and payment must be received by the Compensation Committee on or before the earlier of (i) the date such Option expires pursuant to Section 7.5 hereof, and (ii) the last date on which such Option may be exercised as provided in Sections 7.8 through 7.11 hereof, as applicable.

    7.13 PAYMENT OF THE EXERCISE PRICE. The Exercise Price times the number of the shares of Option Stock to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise: (i) in cash or by certified check, in United States dollars; (ii) in the discretion of the Committee, by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the Exercise Price times the number of shares of Option Stock being purchased; or (iii) in the discretion of the Committee, by delivery to the Corporation or its designated agent of an executed irrevocable exercise form together with irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares and deliver the sale (or margin loan) proceeds directly to the Corporation to pay the aggregate Exercise Price, or (iv) in the discretion of the Committee, a combination of the methods described in (i), (ii) and (iii).

    7.14 TAXES. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or Beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee's Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee's exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

    7.15 SURRENDER OF OPTIONS. Any Option granted under the Plan may be surrendered to the Corporation for cancellation on such terms as the Committee and the Optionee agree, including, but not limited to, terms which provide that upon such surrender the Corporation shall pay to the Optionee cash or shares of Common Stock or a combination of cash and shares of Common Stock.

    7.16 PROHIBITION AGAINST EXERCISE OF OPTION WITHIN SIX (6) MONTHS OF DATE OF GRANT. Notwithstanding any other provision of the Plan, no Option which, but for this Section 7.16, is exercisable shall be exercised within six (6) months from the Date of Grant.

    7.17 RESTRICTIONS ON OWNERSHIP OF CLASS B COMMON STOCK; INCORPORATION BY REFERENCE OF ARTICLES OF INCORPORATION. Ownership of Class B Common Stock is subject to all of the restrictions contained in the Articles of Incorporation, including the automatic conversion of Class B Common Stock to Class A

Common Stock. The relevant provisions of the Articles of Incorporation are hereby incorporated by reference.

    7.18 ISSUANCE OF CLASS A COMMON STOCK. This Section 7.18 applies if at any time that shares of any class of the Corporation's capital stock are listed on a national securities exchange, the rules of such exchange or of any governmental agency of the United States of America require the delisting of such shares if the Corporation issues shares of Class B Common Stock. In that event, upon the exercise of outstanding Options granted under the Plan (including Options granted pursuant to Article 12 of the Plan), the Corporation shall treat a notice of exercise as a notice to the Corporation to deliver the same number of shares of Class A Common Stock as the number of shares of Class B Common Stock that the Corporation would otherwise have been required to deliver. Accordingly, the Plan shall be operated first on the basis that an Option granted under the Plan is simply in respect of shares of Class B Common Stock and shall in addition be operated on the basis that the relevant Option is instead in respect of Class A Common Stock.

                                   ARTICLE 8
           AMENDMENT AND TERMINATION OF THE PLAN; REORGANIZATIONS AND
                      RECAPITALIZATIONS OF THE CORPORATION

    8.1 AMENDMENT OF THE PLAN. The Compensation Committee may from time to time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act and with section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any stock exchange on which the Common Stock is listed or quoted), shareholder approval of any plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation. In the event of a revision or amendment to the Plan, all outstanding Options shall be adjusted to be consistent with the terms and provisions of the Plan, as revised or amended, and in such manner as the Compensation Committee may deem equitable or as may be required pursuant to applicable law; provided, however, that except with the written consent of an Optionee or as otherwise specifically provided herein with respect to a replacement plan, no amendment, suspension, termination or modification of the Plan shall alter or impair the rights of an Optionee under any Option previously granted to such Optionee under the Plan.

    8.2 TERMINATION OF THE PLAN. The Compensation Committee, with the approval or at the direction of the Board of Directors, and the Board of Directors shall have the right and power to terminate the Plan at any time, and no Option shall be granted under the Plan after the termination of the Plan. The termination of the Plan shall not have any other effect, and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan, at any time prior to the expiration date of such Option and to the same extent and subject to the same terms and conditions, as provided in Article 7 hereof, that would have applied to such Option if the Plan had not been terminated.

    8.3  REORGANIZATIONS AND RECAPITALIZATIONS OF THE CORPORATION.

        (a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) Except as hereinafter provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to Options granted hereunder.

        (c) The shares with respect to which Options may be granted hereunder are shares of Class B Common Stock of the Corporation as presently constituted, but if, and whenever, prior to the delivery by the Corporation of all of the shares which are subject to the Options or rights granted hereunder, the Corporation shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of outstanding shares of either Class A or Class B Common Stock or both, without receiving compensation therefor in money, services or property, the number of shares subject to the Plan shall be proportionately adjusted and the number of shares with respect to which Options granted hereunder may thereafter be exercised shall:

            (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share shall be proportionately reduced; and

            (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share shall be proportionately increased.

        (d) If the Corporation merges with one or more corporations, or consolidates with one or more corporations and the Corporation shall be the surviving corporation, thereafter, upon any exercise of Options granted hereunder, the recipient shall, at no additional cost (other than the Exercise Price and any tax withholding amounts) be entitled to receive (subject to any required action by shareholders) in lieu of the number of shares as to which such Options shall then be exercisable the number and class of shares of stock or other securities to which the recipient would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the recipient had been the holder of record of the number of shares of Class B Common Stock of the Corporation equal to the number of shares as to which such Options shall be exercisable. A reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or a liquidation or dissolution of the Corporation, shall automatically and without any further action cause any outstanding Options which have not yet become exercisable in accordance with Article 7 to terminate and be cancelled as of the effective date of such reorganization, merger or consolidation, or dissolution or liquidation of the Corporation, unless the agreement of reorganization, merger or consolidation otherwise provides.

        (e) To the extent that any of the adjustments described in subparagraphs
    (c) and (d) of this Section 8.3 relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons, subject to obtaining the agreement of the Corporation's auditors to such adjustments.

                                   ARTICLE 9
                   COMPLIANCE WITH OTHER LAWS AND REGULATIONS

    9.1 REGISTRATION OR QUALIFICATION OF SECURITIES. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Corporation to sell and deliver shares of Common Stock under such Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Each Option shall be subject to the requirement that if at any time the Compensation Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. Stock certificates evidencing such shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

    "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE ISSUER, SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

    Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9.1 shall be conclusive and binding on all Persons.

    9.2 REPRESENTATION. The Compensation Committee may require that any Person who is granted an Option under the Plan represent and agree in writing that if the shares of Common Stock made subject to the Option are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with the applicable securities laws, and that such Person is acquiring the shares issued upon exercise of an Option for investment purposes and not with a view toward distribution.

    9.3 EXCHANGE OF CERTIFICATES. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares of Class B Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of such shares but lacking such legend.

                                   ARTICLE 10
                            RESTRICTIONS ON TRANSFER

    10.1 RESTRICTIONS ON TRANSFER. An Optionee's rights and interests under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, only the Optionee personally (or the Optionee's personal representative) may exercise the Optionee's rights under the Plan. No purported assignment or transfer of an Option granted under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported transferee or assignee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Option thereunder shall terminate and become of no further effect. An Optionee's Beneficiary may exercise the Optionee's rights to the extent they are exercisable under the Plan following the death of the Optionee.

                                   ARTICLE 11
                               GENERAL PROVISIONS

    11.1 NO RIGHT TO CONTINUED EMPLOYMENT. No Employee or any other Person shall have any claim or right to be granted an Option under the Plan. Neither the adoption and maintenance of the Plan nor the granting of Options pursuant to the Plan shall be deemed to constitute a contract of employment between the Corporation and any Employee or to be a condition of the employment of any Person. The Plan and any Option granted under the Plan shall not confer upon any Optionee any right with respect to continued employment by the Corporation, nor shall they interfere in any way with the right of the Corporation to terminate the employment of any Optionee at any time, and for any reason, with or without cause, it being acknowledged, unless expressly provided otherwise in writing, that the employment of any Optionee is and continues to be "at will."

    11.2 BENEFICIARIES OR REPRESENTATIVES OF AN OPTIONEE. The Compensation Committee may require such proper proof of death and such evidence of the right of any Person other than an Optionee to exercise any Option granted under the Plan, as the Compensation Committee deems necessary or advisable. The Compensation Committee's determination of death or Disability and of the right of any Person other than an Optionee to exercise an Option shall be conclusive. The Compensation Committee, in its discretion, may require from any Person, other than an Optionee, exercising any Option under the Plan, such security and indemnity as the Compensation Committee, in its discretion, deems necessary or advisable. The issuance of and acceptance of any shares of Common Stock upon the exercise of an Option hereunder, shall constitute a complete acquittance and discharge of full liability of the Corporation under the Plan, and the Compensation Committee shall be entitled to demand a receipt and/or acquittance in full satisfaction of all claims against the Corporation.

    11.3 ELIMINATION OF FRACTIONAL SHARES. If under any provision of the Plan that requires a computation of the number of shares of Option Stock subject to an Option, the number so computed is not a whole number of shares of Option Stock, such number of shares of Option Stock shall be rounded down to the next whole number.

    11.4 NAME OF PLAN. This Plan shall be known as "Sotheby's Holdings, Inc. 1997 Stock Option Plan."

    11.5 INSPECTION OF RECORDS. Copies of the Plan, records reflecting each Optionee's Options, and any other documents and records that an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his duly authorized representative(s) at the office of the Corporation at any reasonable business hour.

    11.6 STATEMENT TO OPTIONEES. Within a reasonable time after the last day of each Fiscal Year, the Committee shall furnish to each Optionee a statement setting forth the Optionee's total number of shares of the Option Stock made the subject of an Option(s) under the Plan, the date on which such Option(s) was/were granted, the Fair Market Value of such shares as of the date of the grant, the Fair Market Value of such shares as of the last day of such Fiscal Year, and such other information as the Committee shall deem advisable to furnish.

    11.7 WORD MEANINGS. The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Plan as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

    11.8 SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Plan as set forth in the text.

    11.9 SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then, (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (ii) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

    11.10 COMPLIANCE WITH SECTION 16(B) OF THE SECURITIES EXCHANGE ACT. With respect to Reporting Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and in all events the Plan shall be construed in accordance with Rule 16b-3. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee. The Compensation Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors of the Corporation, subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    11.11 COMPLIANCE WITH CODE SECTION 162(M). This Plan is intended to comply with all applicable provisions of section 162(m) of the Code. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee.

    11.12 STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Compensation Committee, the Corporation or any other Person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Compensation Committee.

    11.13 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Michigan and construed in accordance therewith.

                                   ARTICLE 12
            UK SUB-PLAN; OPTIONS GRANTED TO UNITED KINGDOM RESIDENTS

    All Options granted under this Article 12 (also referred to as the "UK SUB-PLAN") to an employee who is a resident of the United Kingdom shall comply with the terms of this UK Sub-Plan. In the event any other provision of the Plan conflicts with a provision of this Article 12, the provision in Article 12 shall control with respect to any Option granted under Article 12 (I.E., under the UK Sub-Plan). No other Option granted under the Plan shall be subject to the provisions of this Article 12.

    12.1 DEFINITIONS. The following terms shall have the following meanings for purposes of this UK Sub-Plan:

        (a) "ASSOCIATED COMPANY" has the meaning as in Section 416 of the Taxes Act.

        (b) "COMPANY" means Sotheby's Holdings, Inc.

        (c) "CONTROL" has the meaning as in Section 840 of the Taxes Act.

        (d) "FAIR MARKET VALUE" means the fair market value of the relevant shares at the relevant date, as determined in accordance with the provisions of Part VIII of the UK Taxation of Chargeable Gains Act 1992 and agreed with the Shares Valuation Division of the UK Inland Revenue.

        (e) "OUTSTANDING OPTIONS" means all Options granted under this UK Sub-Plan, and all options granted under any other scheme approved under
    Schedule 9 and established by the Company or any Associated Company thereof, which have not been exercised and have not lapsed at the relevant time.

        (f) "L" or "POUNDS" means pounds sterling, the lawful currency of the United Kingdom.

        (g) "SCHEDULE 9" means Schedule 9 to the Taxes Act.

        (h) "SHARES" means shares of Class B Common Stock in the Company, which satisfy the provisions of paragraphs 10 through 14 of Schedule 9.

        (i) "STERLING EQUIVALENT" means, in relation to U.S. dollars, the amount obtained from applying the mid-market rate of exchange for spot sterling at the close of business in New York on the relevant date to the relevant amount; and in relation to any other currency, the amount of sterling required to purchase the relevant amount of that currency at the mid-market spot rate of exchange for that currency at the close of business in London on the relevant date.

        (j) "TAXES ACT" means the Income and Corporation Taxes Act 1988 of the United Kingdom.

        (k) "YEAR OF ASSESSMENT" means a year beginning in any 6 April and ending on the following 5 April.

    12.2 ELIGIBILITY. An Option under the UK Sub-Plan may be granted only to a UK resident who is a director or employee of the Company or a Subsidiary; who is required to devote to his duties not less than 25 hours (or in the case of an employee not a director of the Company or a Subsidiary, 20 hours) per week (excluding meal breaks); and who is not precluded by paragraph 8 of Schedule 9 from participating in the UK Sub-Plan.

    12.3 LIMITATION ON GRANTS UNDER THE UK SUB-PLAN. Any Option granted under the UK Sub-Plan to a UK resident shall be limited and take effect so that immediately following such grant the aggregate Exercise Prices of shares subject to such person's Outstanding Options (converted to their Sterling Equivalents at the date of such grant) shall not exceed thirty thousand pounds (L30,000).

    12.4 LIMITATIONS ON EXERCISE. No Option granted under the UK Sub-Plan may be exercised if at the time of the proposed exercise the person is precluded by paragraph 8 of Schedule 9 from participating in the UK Sub-Plan.

    12.5 EXERCISE PRICE. The Exercise Price of any Option granted under the UK Sub-Plan shall not be manifestly less than the Fair Market Value at the date the Option is granted or the nominal value of the Shares.

    12.6 DEATH OF AN OPTIONEE. On the death of an employee, any unexercised Option granted to him under the UK Sub-Plan may be exercised after his death by his personal representatives only.

    12.7  MODIFICATION OF OPTIONS.  No modification (as referred to in Section
6.3 of the Plan) or adjustment (as referred to in Section 8.3(c), (d) or (e) of the Plan) may be made to Options granted under the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue. Any adjustment (as referred to in Section 8.3(c), (d) or (e) of the Plan) which affects Options granted under the UK Sub-Plan may only be made following a variation of the share capital of the Corporation. Notwithstanding the provisions of Section 6.3 of the Plan, no Option granted under the UK Sub-Plan may be cancelled or surrendered in consideration of the grant of any new Options.

    12.8 AMENDMENTS. No revision or amendment (as referred to in Section 8.1 of the Plan) to the UK Sub-Plan shall have effect unless approved by the Board of the UK Inland Revenue.

    12.9 SHARE CERTIFICATES AND TAXES. The Company shall within 30 days of receipt of all documents, information and payments which are due on exercise of an Option issue to the employee exercising the Option certificates representing the number of Shares purchased on exercise, and shall pay all original issue or transfer taxes and all other fees and expenses incidental to such delivery.

    12.10 SHARE RESERVES. The Company shall maintain sufficient Shares to meet all Outstanding Options under the UK Sub-Plan and all Shares in respect of which any Option is exercisable under the UK Sub-Plan shall rank equally and rateably with all issued Shares of the same class in the Company.

    12.11 VESTING. Except in the case of the death, Disability, or Retirement of an Optionee, each Option granted under the UK Sub-Plan shall become exercisable (i) on the third (3rd) anniversary date of the Date of Grant of such Option, to the extent of sixty percent (60%) of the number of shares made subject to such Option; (ii) on the fourth anniversary date of the Date of Grant of such Option, to the extent of eighty percent (80%) of the number of shares made subject to such Option; and (iii) on the fifth (5th) anniversary date of the Date of Grant of such Option to the extent of one hundred percent (100%) of the number of shares made subject to such Option.

    12.12 NO ACCELERATION OF VESTING. The Committee shall not exercise its discretion under Section 7.6 of the Plan to accelerate the vesting of any Option granted under the UK Sub-Plan.

    12.13 EXERCISE PRICE TO BE PAID IN CASH. The provisions of Section 7.13(ii), (iii) and (iv) shall not apply to any Option granted under the U.K. Sub-Plan.

    12.14  NO SURRENDER IN EXCHANGE FOR CASH.  Notwithstanding the provisions of
Section 7.15, no Option granted under the UK Sub-Plan shall be capable of surrender in exchange for cash.

    To record the adoption of the Plan, the Corporation has caused the execution hereof as of this 8th day of May, 1996.

                                          SOTHEBY'S HOLDINGS, INC.,
                                          a Michigan corporation


                                          By:
                                             ----------------------------------
                                             Its: President and Chief Executive
                                                  Officer

                            SOTHEBY'S HOLDINGS, INC.
                       CLASS A LIMITED VOTING COMMON STOCK


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - AUGUST 3, 2000



         The undersigned hereby appoints each of MICHAEL I. SOVERN and WILLIAM F. RUPRECHT, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Thursday, August 3, 2000, at the office of Sotheby's, Inc., 1334 York Avenue, New York, New York, at 10:00 o'clock a.m., local time, and at any adjournment thereof, and to vote at such meeting the shares of Class A Limited Voting Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

         If at least one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, said Proxy or Proxies, as the case may be, so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.





           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4. If no direction is given, the shares will be voted for Proposals 1, 2, 3, and 4. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.

1. Approval of an amendment of the Sotheby's Holdings, Inc. Amended and Restated By-Laws, as amended, to increase the maximum number of directors from fifteen (15) to sixteen (16).

     FOR       AGAINST        ABSTAIN


     -----     -------        -------

2.   Election of Directors
     FOR all Nominees         WITHHOLD
     and listed (except as    AUTHORITY
     marked to the            to vote for all
     contrary below)          Nominees







     --------------           ---------------



Election by Holders of Class A
Limited Voting Common Stock
George Blumenthal, Steven B.
Dodge, Dr. Henry G. Jarecki,
and  Brian S. Posner, as
directors.


To withhold authority to vote
for any individual nominee,
write that nominee's name on
the space provided below.

-----------------------------



3. Approval of an amendment to increase the number of shares of Class B Common Stock authorized for issuance under the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, from 10,900,000 to 14,900,000.

     FOR          AGAINST           ABSTAIN

     ------       ---------         ---------

4. Ratification of the appointment of Deloitte & Touche LLP as independant auditors for 2000.


     FOR         AGAINST           ABSTAIN

     ------       ---------         ---------


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.


------------------------------------------
Signature


------------------------------------------
Signature if held jointly

Dated:                                2000
      --------------------------------

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Dear Shareholders of Sotheby's Holdings, Inc.

Enclosed you will find material regarding the Company's 2000 Annual Meeting of Shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is important to us. We look forward to hearing from you.

                            SOTHEBY'S HOLDINGS, INC.
                              CLASS B COMMON STOCK


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - AUGUST 3, 2000



         The undersigned hereby appoints each of MICHAEL I. SOVERN and WILLIAM F. RUPRECHT, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Thursday, August 3, 2000, at the office of Sotheby's, Inc., 1334 York Avenue, New York, New York, at 10:00 o'clock a.m., local time, and at any adjournment thereof, and to vote at such meeting the shares of Class B Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

         If at least one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, said Proxy or Proxies, as the case may be, so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.







           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4. If no direction is given, the shares will be voted for Proposals 1, 2, 3, and 4. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.

1. Approval of an amendment of the Sotheby's Holdings, Inc. Amended and Restated By-Laws, as amended, to increase the maximum number of directors from fifteen (15) to sixteen (16).

     FOR       AGAINST        ABSTAIN


     -----     -------        -------

2.   Election of Directors
     FOR all Nominees         WITHHOLD
     and listed (except as    AUTHORITY
     marked to the            to vote for all
     contrary below)          Nominees












     --------------           ---------------


Election by Holders of Class B
Common Stock of Conrad Black,
Viscount Blakenham, Max M.
Fisher, The Marquess of
Hartington, Henry R. Kravis,
Jeffrey H. Miro, Sharon Percy
Rockefeller, William F.
Ruprecht, Michael I. Sovern,
Robert S. Taubman, Robin
Woodhead, and Deborah Zoullas
as directors.

To withhold authority to vote
for any individual nominee,
write that nominees name on
the space provided below

-----------------------------

3. Approval of an amendment to increase the number of shares of Class B Common Stock authorized for issuance under the Sotheby's Holdings, Inc. 1997 Stock Option Plan, as amended, from 10,900,000 to 14,900,000.

     FOR          AGAINST           ABSTAIN

     ------       ---------         ---------

4. Ratification of the appointment of Deloitte & Touche LLP as independant auditors for 2000.


     FOR         AGAINST           ABSTAIN

     ------       ---------         ---------


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


------------------------------------------
Signature


------------------------------------------
Signature if held jointly

Dated:                                2000
      --------------------------------

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Dear Shareholders of Sotheby's Holdings, Inc.

Enclosed you will find material regarding the Company's 2000 Annual Meeting of Shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is important to us. We look forward to hearing from you.